    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 1996


                                                                FILE NO. 2-84920

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                          REGISTRATION STATEMENT UNDER

                          THE SECURITIES ACT OF 1933                         / /



                       POST-EFFECTIVE AMENDMENT NO. 16                       /X/

                        (Check appropriate box or boxes)


                          REGISTRATION STATEMENT UNDER


                      THE INVESTMENT COMPANY ACT OF 1940                     / /



                               AMENDMENT NO. 17                              /X/



                                SBSF FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                              45 Rockefeller Plaza

                            New York, New York 10111
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 903-1255

                            MICHAEL R. PARKER, ESQ.
                              45 Rockefeller Plaza
                            New York, New York 10111
                    (Name and Address of Agent for Service)

                                    COPY TO:


                            ROBERT M. KURUCZA, ESQ.


                            Morrison & Foerster LLP


                           2000 Pennsylvania Ave., NW


                              Washington, DC 20006


It is proposed that this filing will become effective (check appropriate box)


/ / immediately upon filing pursuant to Rule 485(b),        / / on (date) pursuant to Rule 485(b),
    or                                                          or
/X/ 60 days after filing pursuant to Rule 485(a)(1),        / / on (date) pursuant to Rule 485(a)(1),
    or                                                          or
/ / 75 days after filing pursuant to Rule 485(a)(2),        / / on (date) pursuant to paragraph (a)(2)
    or                                                          of Rule 485



If appropriate, check the following box:


/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of the Registrant's Common Stock, par value $.01 per share, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the notice required by Rule 24f-2 on January 29, 1996 for its fiscal year ended November 30, 1995.

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                            LOCATION
--------------                                       -------------------------------------------------
PART A                                               PART A
  Item 1.     Cover Page............................ Cover Page
  Item 2.     Synopsis.............................. Fund Expenses
  Item 3.     Condensed Financial Information....... Financial Information Summary; Performance
  Item 4.     General Description of Registrant..... Description of Common Stock; Investment
                                                     Objectives and Policies; Investment Restrictions
                                                     (Part B)
  Item 5.     Management of the Fund................ Management of the Funds; Expenses and
                                                     Distribution Plan
  Item 5A.    Management's Discussion of Fund
                Performance......................... Annual Report
  Item 6.     Capital Stock and Other Securities.... Description of Common Stock; Shareholder Reports;
                                                     Dividends and Distributions; Federal Income Taxes
  Item 7.     Purchase of Securities Being
                Offered............................. Expenses and Distribution Plan; Determination of
                                                     Net Asset Value; Purchasing Shares; Investing for
                                                     Retirement; The Systematic Investment Plan; The
                                                     Systematic Withdrawal Plan; Exchanging Shares
  Item 8.     Redemption or Repurchase.............. Redeeming Shares
  Item 9.     Pending Legal Proceedings............. Not Applicable
PART B                                               PART B
  Item 10.    Cover Page............................ Cover Page
  Item 11.    Table of Contents..................... Table of Contents
  Item 12.    General Information and
                History............................. Not Applicable
  Item 13.    Investment Objectives and Policies.... Investment Objectives and Policies; Investment
                                                     Restrictions; Portfolio Turnover
  Item 14.    Management of the Fund................ Management of the Funds
  Item 15.    Control Persons and Principal Holders
                of Securities....................... Security Holders
  Item 16.    Investment Advisory and Other
                Services............................ The Investment Adviser and Administrator;
                                                     Expenses and Distribution Plan; Custodian,
                                                     Transfer Agent and Dividend Disbursing Agent;
                                                     Independent Accountants
  Item 17.    Brokerage Allocation and
                Other Practices..................... Portfolio Transactions and Brokerage
  Item 18.    Capital Stock and Other Securities.... Not Applicable
  Item 19.    Purchase, Redemption and Pricing of
                Securities Being Offered............ Purchase, Redemption and Pricing; Financial
                                                     Statements
  Item 20.    Tax Status............................ Federal Income Taxes
  Item 21.    Underwriters.......................... Not Applicable
  Item 22.    Calculation of Performance Data....... Computation of Yields and Total Return
  Item 23.    Financial Statements.................. Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                                KEY MUTUAL FUNDS

                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10111

PROSPECTUS
  [LOGO]
 KEYFUND



Key Mutual Funds, formerly known as SBSF Funds, Inc., (the "Company") is a professionally managed, no-load, open end, series investment company currently consisting of four different portfolios ("Funds"). Each Fund is a separately managed diversified portfolio with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees.



Spears, Benzak, Salomon & Farrell, Inc. (the "Adviser" or "Spears"), an indirect wholly owned subsidiary of KeyCorp with over $[3.5] billion in assets under its management as of November 30, 1995, serves as investment adviser to each of the Funds. The Funds were created to provide informed investors with experienced, professional investment management and personal service.



The four Funds are:


SBSF FUND - its investment objective is to seek a high total return over the long term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.


SBSF CONVERTIBLE SECURITIES FUND - its investment objective is to seek a high level of current income together with long-term capital appreciation. The Convertible Securities Fund will invest primarily in convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.



SBSF CAPITAL GROWTH FUND - its investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The Capital Growth Fund will invest primarily in the securities of small to medium capitalization companies.



SBSF MONEY MARKET FUND - its investment objective is to provide high current income to the extent consistent with preservation of capital. The Money Market Fund invests in bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SPEARS, ANY KEYCORP BANK, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN MUTUAL FUND SHARES IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE SBSF MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY AGENCY, AND THERE CAN BE NO ASSURANCE THAT THE SBSF MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 1, 1996, as supplemented from time to time, which is incorporated herein by reference and is available without charge upon request by writing or calling the Funds at 1-800-539-3863.


Investors are advised to read and retain this Prospectus for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
   IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                  The date of this Prospectus is April 1, 1996

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


Fund Expenses....................................    1
Financial Information Summary....................    2
Investment Objectives and Policies...............    4
Management of the Funds..........................    8
Expenses
  and Distribution Plan..........................   10
Determination of Net Asset Value.................   10
Purchasing Shares................................   11
The Systematic Investment Plan...................   12
The Systematic Withdrawal Plan...................   13
Redeeming Shares.................................   13
Exchanging Shares................................   15
Investing For Retirement.........................   16
Dividends
  and Distributions..............................   16
Federal Income Taxes.............................   16
Performance......................................   17
Description of Common Stock......................   18
Custodian, Transfer Agent
  and Dividend Disbursing Agent..................   18
Shareholder Reports..............................   18

--------------------------------------------------------------------------------
                                 FUND EXPENSES
--------------------------------------------------------------------------------

  THE FOLLOWING TABLE SETS FORTH THE FEES THAT AN INVESTOR IN THE FUNDS MIGHT PAY AND THE EXPENSES PAID BY EACH OF THE FUNDS DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1995.



                                                                        SBSF             SBSF             SBSF
                                                                        MONEY         CONVERTIBLE        CAPITAL
                                                       SBSF            MARKET         SECURITIES         GROWTH
                                                       FUND             FUND             FUND             FUND
                                                   -------------    -------------    -------------    -------------
Shareholder Transaction Expenses:
  Maximum sales load imposed on purchases......        None             None             None             None
  Maximum sales load imposed on reinvested
    dividends..................................        None             None             None             None
  Deferred sales load..........................        None             None             None             None
  Redemption Fees..............................        None             None             None             None
  Exchange Fees................................        None             None             None             None
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
  Management Fees (after waiver)...............        0.75%            -- *             0.75%            0.75%**
  12b-1 Fees...................................        0.00%            0.00%            0.01%            0.01%
  Other Expenses...............................        0.51%            0.63%            0.55%            1.28%**
                                                   -------------    -------------    -------------    -------------
Total Fund Operating Expenses (after waiver)...        1.26%           0.63%*            1.31%            2.04%**
                                                    ===========      ===========      ===========      ===========



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Funds will bear directly (shareholder transaction expenses) or indirectly (annual Fund operating expenses). "Other Expenses" includes such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses. For further details, see the Funds' annual report which is available upon request and without charge by writing to the Funds or by calling the Funds at 1-800-539-3863.

--------------------------------------------------------------------------------

* During the fiscal year ended November 30, 1995, Spears voluntarily waived the advisory fee of the SBSF Money Market Fund in the amount of 0.25%. Had there been no such waiver, the annual operating expense of the SBSF Money Market Fund would have been 0.88%.



** During the fiscal year ended November 30, 1995, SBSF Capital Growth Fund incurred advisory and administration fees at the annual rates of 0.75% and 0.25%, respectively. Spears voluntarily waived the entire amount of the administration fees incurred by SBSF Capital Growth Fund during such year, and waived the advisory fees incurred by the Fund during the period from December 1, 1994 through September 30, 1995. Spears discontinued its voluntary waiver of the advisory fee effective October 1, 1995 and of the administration fee effective January 1, 1996. The table reflects the full amount of advisory and administration fees for the SBSF Capital Growth Fund. Concord Holding
Corporation succeeded Spears as the administrator of the Funds on            ,
1996.


  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to each of the Funds.

EXAMPLE                                                                 SBSF             SBSF             SBSF
You would pay the following expenses on a                              MONEY         CONVERTIBLE        CAPITAL
$1,000 investment, assuming (1) 5% annual              SBSF            MARKET         SECURITIES         GROWTH
return and (2) redemption at the end of each           FUND             FUND             FUND             FUND
time period:                                       ------------     ------------     ------------     ------------
  1 Year.......................................        $ 13             $  6             $ 13             $ 21
  3 Years......................................          40               20               42               64
  5 Years......................................          69               35               72              110
  10 Years.....................................         152               79              158              237


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. YOU WOULD PAY THE SAME AMOUNT OF EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT THE END OF EACH TIME PERIOD.

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION SUMMARY
--------------------------------------------------------------------------------


       FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period.) The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the five years ended November 30, 1995 is contained in the Funds' Annual Report and should be read in conjunction with the financial statements and notes thereto.


                                                                                         SBSF FUND
                                                        --------------------------------------------------------------------------
                                                                                     FISCAL YEAR ENDED
                                                                                        NOVEMBER 30,
                                                        --------------------------------------------------------------------------
                                                          1995       1994       1993       1992       1991       1990       1989
                                                        --------   --------   --------   --------   --------   --------   --------
       Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $14.54     $17.59     $15.64     $16.47     $15.57     $16.74     $13.31
 Net investment income (loss).........................      0.15       0.21       0.34       0.42       0.50       0.59       0.47
 Net realized and unrealized gain (loss) on
   investments........................................      3.98      (0.94)      3.01       0.91       1.40      (0.67)      3.43
                                                        --------   --------   --------   --------   --------   --------   --------
Total from investment operations......................      4.13      (0.73)      3.35       1.33       1.90      (0.08)      3.90
Less: dividends and distributions:
 Dividends from net investment income.................     (0.20)     (0.20)     (0.39)     (0.56)     (0.59)     (0.51)     (0.40)
 Distributions from net realized
   gains on investments...............................     (0.89)     (2.12)     (1.01)     (1.60)     (0.41)     (0.58)     (0.07)
                                                        --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions.....................     (1.09)     (2.32)     (1.40)     (2.16)     (1.00)     (1.09)     (0.47)
                                                        --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period........................    $17.58     $14.54     $17.59     $15.64     $16.47     $15.57     $16.74
                                                        ========== ========== ========== ========== ========== ========== ==========
Total Investment Return...............................    30.37%     -4.99%     22.95%      8.56%     12.89%     -0.66%     30.10%
Ratios/Supplemental Data:
Net assets end of period (in thousands)...............  $113,850   $109,733   $122,555   $105,325   $103,171    $92,464    $97,513
Ratio of expenses to average net assets...............     1.26%      1.23%      1.15%      1.16%      1.15%      1.15%      1.20%
Ratio of net investment income (loss)
 to average net assets................................     0.93%      1.31%      2.05%      2.68%      3.11%      3.66%      3.12%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --         --         --         --         --
Portfolio Turnover Rate...............................       59%        83%        70%        45%        50%        42%        44%

                                                          1988       1987       1986
                                                        --------   --------   --------
       Per Share Operating Performance:
Net asset value,
 beginning of period..................................    $11.80     $14.16     $13.53
 Net investment income (loss).........................      0.42       0.39       0.37
 Net realized and unrealized gain (loss) on
   investments........................................      1.97      (1.33)      1.13
                                                        --------   --------   --------
Total from investment operations......................      2.39      (0.94)      1.50
Less: dividends and distributions:
 Dividends from net investment income.................     (0.48)     (0.37)     (0.32)
 Distributions from net realized
   gains on investments...............................     (0.40)     (1.05)     (0.55)
                                                        --------   --------   --------
Total dividends and distributions.....................     (0.88)     (1.42)     (0.87)
                                                        --------   --------   --------
Net asset value, end of period........................    $13.31     $11.80     $14.16
                                                        ========== ========== ==========
Total Investment Return...............................    21.30%     -7.30%     11.55%
Ratios/Supplemental Data:
Net assets end of period (in thousands)...............   $81,018    $83,308    $90,058
Ratio of expenses to average net assets...............     1.16%      1.10%      1.17%
Ratio of net investment income (loss)
 to average net assets................................     3.12%      1.67%      1.80%
Decrease reflected in above expense ratios due to
 advisory and administration fees waived..............        --         --         --
Portfolio Turnover Rate...............................       47%        66%        65%

---------------

(1) From March 23, 1988 (commencement of operations) to November 30, 1988.
(2) From April 14, 1988 (commencement of operations) to November 30, 1988.
(3) From November 1, 1993 (commencement of operations) to November 30, 1993.
(4) Not annualized.
(5) Annualized.
(6) Calculated using weighted average shares outstanding.

===============================================================================


The Funds' Annual Report, which is incorporated by reference into the Statement of Additional Information, includes a discussion of those factors, strategies and techniques that materially affected their performance during the period of the report, as well as certain related information. A copy of the Funds' Annual Report is available without charge upon request. See "Management of The Funds" for a discussion of the waiver of advisory and administration fees.


                                SBSF MONEY MARKET FUND                                   SBSF CONVERTIBLE SECURITIES FUND
     -----------------------------------------------------------------------------     -------------------------------------
                                   FISCAL YEAR ENDED                                             FISCAL YEAR ENDED
                                     NOVEMBER 30,                                                  NOVEMBER 30,
     -----------------------------------------------------------------------------     -------------------------------------
      1995      1994      1993      1992      1991      1990      1989     1988(1)      1995      1994      1993      1992
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000      $11.05    $12.48    $10.98    $10.65
       0.051     0.034     0.026     0.034     0.058     0.077     0.086     0.050        0.60      0.61      0.57      0.59
          --        --        --        --        --        --        --        --        1.50     (1.12)     1.79      0.56
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------
       0.051     0.034     0.026     0.034     0.058     0.077     0.086     0.050        2.10     (0.51)     2.36      1.15
      (0.051)   (0.034)   (0.026)   (0.034)   (0.058)   (0.077)   (0.086)   (0.050)      (0.61)    (0.61)    (0.57)    (0.72)
          --        --        --        --        --        --        --        --       (0.38)    (0.31)    (0.29)    (0.10)
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------
      (0.051)   (0.034)   (0.026)   (0.034)   (0.058)   (0.077)   (0.086)   (0.050)      (0.99)    (0.92)    (0.86)    (0.82)
     -------   -------   -------   -------   -------   -------   -------   -------     -------   -------   -------   -------
      $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000      $12.16    $11.05    $12.48    $10.98
     ========  ========  ========  ========  ========  ========  ========  ========    ========  ========  ========  ========
       5.26%     3.37%     2.61%     3.48%     6.00%     8.07%     8.87%     4.76%      20.43%    -4.36%    22.42%    11.20%
     $21,848   $28,606   $16,222   $12,531   $20,493   $22,424   $21,627   $24,354     $68,212   $58,845   $64,537   $42,442
       0.63%     0.59%     0.55%     0.72%     0.59%     0.62%     0.68%     0.49%       1.31%     1.30%     1.24%     1.32%
       5.15%     3.35%     3.16%     4.20%     6.38%     8.29%     9.29%     7.80%       5.36%     5.20%     4.75%     6.78%
       0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.30%          --        --        --        --
          --        --        --        --        --        --        --        --         52%       49%       30%       42%


                                                           SBSF
                                                   CAPITAL GROWTH FUND
                                               ----------------------------

                                                    FISCAL YEAR ENDED
                                                       NOVEMBER 30,
                                               ----------------------------
      1991      1990      1989     1988(2)      1995      1994     1993(3)
     -------   -------   -------   -------     -------   -------   --------
      $ 9.15    $10.65    $ 9.91    $10.00      $ 7.56    $ 7.88     $ 8.00
        0.67      0.87      0.84      0.44       (0.02)    (0.01)(6)  (0.05)
        1.63     (1.38)     0.86     (0.30)       2.29     (0.31)(6)  (0.07)
     -------   -------   -------   -------     -------   -------   --------
        2.30     (0.51)     1.70      0.14        2.27     (0.32)     (0.12)
       (0.71)    (0.80)    (0.96)    (0.23)         --        --         --
       (0.09)    (0.19)       --        --          --        --         --
     -------   -------   -------   -------     -------   -------   --------
       (0.80)    (0.99)    (0.96)    (0.23)         --        --         --
     -------   -------   -------   -------     -------   -------   --------
      $10.65    $ 9.15    $10.65    $ 9.91       $9.83     $7.56      $7.88
     ========  ========  ========  ========    ========  ========  =========
      26.33%    -5.18%    17.88%     1.42%      30.03%    -4.06%     -1.50%(4)
     $28,123   $15,200   $12,061    $5,044      $8,426    $4,141     $1,656
       1.37%     1.52%     1.15%     0.84%       1.20%     1.22%      2.50%(5)
       8.50%    10.64%     9.87%     8.74%      -0.22%    -0.17%    -12.65%(5)
          --        --     0.55%     0.98%       0.84%     1.00%      0.93%
         53%       32%       76%        9%         97%       80%         0%

--------------------------------------------------------------------------------


                       INVESTMENT OBJECTIVES AND POLICIES


--------------------------------------------------------------------------------



  The investment objective and policies of each of the four Funds is set forth below.



SBSF FUND



  The SBSF Fund's investment objective is to seek a high total return over the long term consistent with reasonable risk. Total return consists of dividends and interest income and realized and unrealized appreciation on portfolio securities. In seeking its objective, the SBSF Fund will invest in securities which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness. The SBSF Fund will invest primarily in common stocks, but also may invest in preferred stocks, securities convertible into common stocks and fixed income securities.



  In pursuing its objective, the SBSF Fund may invest in the securities of companies that possess valuable fixed assets, or are undervalued in the marketplace in relation to such factors as the issuer's assets, earnings or growth potential. The SBSF Fund is not restricted to investments in any specific market sector or industry group, and it may invest in securities traded on national securities exchanges, the Nasdaq National Market, over the counter and privately.



  Periods of market strength are, with respect to equity securities, those in which the prices of such securities, as reflected in standard industry indices (such as the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index), rise and, with respect to fixed income securities, those in which yields fall (with consequent increases in price). Periods of market weakness are the converse of periods of market strength. Because periods of market strength or weakness in equity and fixed income securities do not necessarily coincide, the Adviser, in seeking a high total return, has the flexibility to invest in a wide range of equity and fixed income securities.


  With respect to fixed income securities, the SBSF Fund will invest primarily in U.S. Government securities, corporate bonds, securities convertible into common stock, high grade commercial paper and bankers acceptances.


  The value of the common and preferred stocks and convertible securities held by the SBSF Fund may decline over short or even extended periods. In addition, the value of the Fund's investments in fixed income securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt instruments that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.



SBSF CONVERTIBLE SECURITIES FUND



  The investment objective of the SBSF Convertible Securities Fund is to seek a high level of current income together with long-term capital appreciation. It is a fundamental policy of the SBSF Convertible Securities Fund that it will invest at least 65% of its total assets (except when maintaining a temporary defensive position) in convertible securities. The SBSF Convertible Securities Fund is not required to sell securities for the purpose of assuring that at least 65% of its total assets are invested in convertible securities if a market decline should cause this threshold to be breached. The balance of the SBSF Convertible Securities Fund's assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. Such other investments may include preferred stocks, dividend and non-dividend paying common stocks, U.S. Government securities, corporate bonds, high grade commercial paper, banker's acceptances and other short-term instruments, floating rate notes, securities of the foregoing types issued by foreign issuers and repurchase agreements. A decision to maintain a temporary defensive position will depend on the Adviser's outlook for interest rates and fixed income and equity securities, and when such a position is adopted there can be no assurance that the Fund's investment objective will be achieved.



  A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in

--------------------------------------------------------------------------------

the capital appreciation of the common stock into which it is convertible.


  The SBSF Convertible Securities Fund will purchase convertible securities which may or may not be rated by a nationally recognized statistical rating organization ("NRSRO"). When purchasing rated securities, the SBSF Convertible Securities Fund may make substantial investments in securities rated Baa, Ba, B or Caa by Moody's Investor Services, Inc. ("Moody's") and BBB, BB, B or CCC by Standard & Poor's Corporation ("S&P") (see the description of the rating systems contained in Appendix A to the Statement of Additional Information).



  The medium to lower-rated and unrated securities in which the SBSF Convertible Securities Fund may invest tend to offer higher yields than higher-rated securities with the same maturities because the financial condition of the issuers of such securities may not be as strong as that of issuers of higher-rated securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.


  The Fund is not restricted from investing in the lower-rated categories of securities. However, the Fund will not invest in securities rated Ba or lower by Moody's or BB or lower by S&P or unrated securities, unless the Adviser believes that positive factors mitigate or reduce the investment risks and that the investment is expected to provide a return commensurate with such risks. Positive factors would include operating strengths or improvements which will enable a company to service its debt with a wider margin of comfort than anticipated by rating agencies. Such strengths or improvements, such as growing market share or improved cost structure or margins, result in strong or improving cash flow. A superior management also can improve the value of assets within a company. Thus, a company can build financial flexibility, enabling it to reduce its leverage or otherwise reduce financial risk at will.


  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


  Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for Federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.


  The SBSF Convertible Securities Fund also may invest in "synthetic convertibles". A synthetic convertible is created by combining separate securities which possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in non-convertible fixed-income securities such as non-convertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants or exchange listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.


  The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the values of a synthetic convert-

--------------------------------------------------------------------------------
ible and a true convertible security will respond differently to market fluctuations.

  A holder of a synthetic convertible faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.


SBSF CAPITAL GROWTH FUND



  The SBSF Capital Growth Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow. The production of any current income is incidental to this objective. SBSF Capital Growth Fund invests primarily in growth oriented common stocks of domestic corporations and, to a limited extent, foreign corporations listed on any national securities exchange or traded in the over-the-counter market. Such corporations may or may not pay dividends and such a factor would not be considered a relevant criteria in selecting an investment.



  The Adviser employs a flexible investment program in pursuit of the Fund's investment objective. The Fund is not restricted to investments in specific market sectors and may invest in any market sector. The SBSF Capital Growth Fund will invest in small to medium capitalized companies, i.e., issuers having a market capitalization of $500 million to $1.5 billion, but may invest in companies of any size and may take advantage of any investment opportunity with attractive long-term growth prospects including preferred stocks, convertible securities and bonds. Bonds might be purchased in situations where the Adviser believes interest rates will decline or where it is believed that a bond will provide a greater return than common stocks. This might be the case, for example, in a weak economic environment where stock prices are performing poorly. The Adviser takes advantage of its market access and the research available to it to select investments in promising emerging growth companies that are involved in new technology, natural resources, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are illustrative of the types of investments the Fund may make. The Fund is free to invest in any common stock which in the Adviser's judgment provides above average potential for capital appreciation.



  Although the SBSF Capital Growth Fund intends to be fully invested, it may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such position is likely to provide protection against unfavorable market conditions.



  The Fund intends to manage its portfolio actively to accomplish its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. The SBSF Capital Growth Fund maintains investments in small capitalization companies. These investments have historically experienced a greater degree of volatility than their large capitalization counterparts.



SBSF MONEY MARKET FUND



  The investment objective of SBSF Money Market Fund is to provide high current income to the extent consistent with preservation of capital. The SBSF Money Market Fund will not purchase securities with maturities greater than 397 days and will maintain a weighted average maturity of 90 days or less. The SBSF Money Market Fund seeks to attain its objective by investing in the following types of money market instruments:



  (1) Bank certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by domestic banks having total assets in excess of one billion dollars (except as provided below) and subject to regulation by the United States Government; foreign branches of these banks ("Euros"); and, United States branches of foreign banks of equivalent size ("Yankees"). The SBSF Money Market Fund may invest in certificates of deposit and other obligations issued by smaller domestic banks and savings and loan associations with assets of less than one billion dollars if the principal amounts of the instruments are fully insured by the FDIC. In the event the SBSF Money

--------------------------------------------------------------------------------


Market Fund purchases any certificates of deposit issued by such smaller banks or savings and loan associations that are not readily marketable, the purchases will not exceed 10% of the SBSF Money Market Fund's net assets at the time of purchase.



  (2) Commercial paper rated P-1 by Moody's and A-1 by S&P or, if not rated, issued by corporations having an outstanding unsecured debt issue currently rated Aa by Moody's or AA by S&P. (For a description of such ratings see Appendix A to the Statement of Additional Information).


  (3) Obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including such obligations subject to repurchase agreements. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of the latter category of securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of securities described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association and (iii) obligations of the Student Loan Marketing Association, respectively.


  Such instruments may produce a lower yield than would be available from less highly rated instruments. There can be, of course, no assurance that the SBSF Money Market Fund will achieve its investment objective. The SBSF Money Market Fund may not achieve as high a current level of income as other funds that may invest in securities of lesser quality and/or longer maturities.



  The Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations.


INVESTMENT TECHNIQUES


  In pursuit of their objectives, the Funds may utilize certain special investment methods. The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund may, in certain circumstances, purchase and write call options that are traded on U.S. securities exchanges. At the time of purchase or sale, the market value of such options would not exceed 5% of the total assets of the respective Fund. A call option is a short- term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.



  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each may invest up to 10% of each Fund's respective total assets in securities of foreign issuers. Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities. Foreign investments may be affected favorably or unfavorably by changes in exchange rates and currency control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities also may be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.



  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund also may invest up to 5% of each Fund's respective net assets in warrants, excluding attached warrants. None, however, will invest more than 2% of its net assets in warrants which are not traded on the New York or American Stock Exchanges.



  The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each may invest up to 10% of their total assets in illiquid securities, including securities restricted as to disposition under the federal securities laws, securities as to which there are no readily available market quotations and repurchase agreements with a maturity in excess of 7 days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which the Company's Board of Directors or the Fund's Adviser has determined are liquid. Such a determination would take into consideration, among

--------------------------------------------------------------------------------

other factors, valuation, liquidity and availability of information. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Funds could adversely affect the liquidity of such securities. The Funds might be unable to dispose of such securities promptly or at reasonable prices.



  To increase income, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund may lend portfolio securities to certain brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds. The Adviser has not previously, nor has it any present intention, to loan portfolio securities. Each of the Funds may invest in repurchase agreements relating to certain types of securities and member banks of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. From time to time, all of the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rates will not exceed 75% for the SBSF Fund and the SBSF Convertible Securities Fund and may be substantially higher than 100% for the SBSF Capital Growth Fund. A turnover rate in excess of 100% may increase a Fund's expenses. Additional information with respect to the special investment methods described in this paragraph and the conditions under which a Fund may utilize them may be found under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds are subject to the usual market risks incident to their investments and therefore there can be no assurance that the objectives of the Funds will be attained. In addition, investments in a Fund are not insured against loss of principal. No single Fund should be considered, by itself, to provide a complete investment program for any investor.



  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors subject to certain investment restrictions, which set percentage and other limitations on certain investments and investment strategies, certain of which constitute fundamental policies. Fundamental policies, which include the investment objective of each of the Funds, cannot be changed without the approval of the holders of a majority of the outstanding voting securities of each of the Funds. The restrictions are set forth under "Investment Restrictions" in the Statement of Additional Information.



  In order to permit the sale of a Fund's shares in certain states the Company may, on behalf of a Fund, make commitments to a state or states that are more restrictive than the investment policies and limitations described in the Prospectus and in the Statement of Additional Information.


--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS



  The directors, in addition to reviewing the actions of the Funds' Adviser, Administrator and Distributor, as set forth below, decide upon matters of general policy. The Company's officers conduct and supervise the daily business operations of the Funds. The names, addresses and business affiliations of the directors and officers of the Company are set forth in the Statement of Additional Information.


                             THE INVESTMENT ADVISER

  The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc., a New York Corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.



  The Adviser was, at November 30, 1995, investment adviser for assets aggregating in excess of $[3.5] billion. In addition to the Funds, the Adviser's advisory clients include individuals, pension and profit-sharing trusts, partnerships, endowments and foundations. The Adviser's principal offices are located at 45 Rockefeller Plaza, New York, New York 10111.


  Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program

--------------------------------------------------------------------------------


for the Funds, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Company.



  Due to certain regulatory restrictions imposed on banking organizations and their subsidiaries, employees of the Adviser are not permitted to serve as officers or directors of the Company. Pursuant to a Sub-Administration Agreement between Spears and Concord Holding Corporation ("Concord" or, the
"Administrator"), Spears currently provides persons satisfactory to the Company's Board of Directors to serve as officers of the Company.



  The principal portfolio manager of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Money Market Fund is Louis R. Benzak. Mr. Benzak is a Managing Director and Vice Chairman of the Adviser and has been the principal portfolio manager of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Money Market Fund since their inception. The principal portfolio manager of the SBSF Capital Growth Fund is Charles G. Crane. Mr. Crane is a Managing Director of the Adviser and has been the SBSF Capital Growth Fund's principal portfolio manager since its inception.



  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each pay the Adviser a fee, computed daily and payable monthly, equal to .75% per annum of each Fund's average daily net assets. This fee is higher than that paid by most investment companies. The Investment Advisory Agreement further provides that the Money Market Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .25% per annum of its average daily net assets. This fee is lower than that paid by most investment companies. The Adviser is obligated to reimburse the Fund in the event any Fund's expenses exceed certain prescribed limits. See "Expenses and Distribution Plan". For the fiscal year ended November 30, 1995, the SBSF Fund and the SBSF Convertible Securities Fund paid the Adviser fees at the effective annual rate of .75% of each Fund's average daily net assets. In addition, during the fiscal year ended November 30, 1995, SBSF Capital Growth Fund incurred advisory fees at the effective annual rate of 0.75% of the Fund's average daily net assets. Spears voluntarily waived the advisory fees incurred by the Fund during the period from December 1, 1994 through September 30, 1995.The Adviser voluntarily waived its advisory fee of .25% due from SBSF Money Market Fund for the year ended November 30, 1995.



                               THE ADMINISTRATOR



  Concord serves as Administrator to the Funds. In this capacity, Concord administers certain of the Funds' operations subject to the supervision of the Board of Directors. Pursuant to an Administration Agreement, in consideration of its administration fee, Concord performs clerical, accounting and office service functions for the Funds and provides the Funds with personnel to perform accounting and related services. Concord also oversees the calculation of net asset value and yield, prepares reports to and filings with regulatory authorities, services shareholder accounts and performs such other services as the Funds may from time to time request. The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Concord, or of reckless disregard of its obligations thereunder, Concord shall not be liable for any action or failure to act in accordance with its duties thereunder.



  As compensation for the administrative services rendered to the Funds and related expenses borne by Concord, each of the Funds pays Concord an annual fee, computed daily and payable monthly, equal to .25% of its average daily net assets up to $50,000,000, plus .15% of such assets greater than $50,000,000. For the fiscal year ended November 30, 1995, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Money Market Fund each paid Spears, the prior administrator, fees at the effective annual rate of 0.25% of each Fund's average daily net assets. Spears voluntarily waived its administration fee for the SBSF Capital Growth Fund for the same period. Spears and Concord are obligated to reimburse the Funds in the event the Funds' expenses exceed certain prescribed limits. See "Expenses and Distribution Plan".

--------------------------------------------------------------------------------

                         EXPENSES AND DISTRIBUTION PLAN

--------------------------------------------------------------------------------


  Except as set forth above under "Management of the Funds" and as set forth below, each of the Funds bears the expenses directly applicable to it and a portion of the general administrative expenses, applicable to all the Funds, which may be allocated among the Funds in a manner believed to be fair and equitable. Expenses that are directly applicable to a Fund include expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, legal and auditing expenses directly incurred by the Fund, and charges of Spears, the Custodian, the Transfer Agent and the Distributor. General expenses which would be allocated include directors' fees, general corporate legal and auditing expenses, state franchise taxes, costs of printing proxies, stock certificates, shareholder reports and prospectuses sent to existing shareholders, trade association fees, Securities and Exchange Commission fees, and accounting costs.



  Concord Financial Group, Inc. ("Concord Financial") serves as independent underwriter/distributor of the Funds' shares pursuant to a distribution agreement between the Funds and Concord Financial which provides that Concord Financial will use its best efforts to sell shares of the Funds. Under the distribution agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares.



  Under a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Distribution Plan"), the Company pays the promotional and advertising expenses relating to the distribution of the Funds' shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of the Funds' shares. In addition, under the Distribution Plan. The Company may compensate Concord Financial, or reimburse expenses incurred by Concord Financial, for distribution-related and sales support or shareholder account services. All amounts expended pursuant to the Plan are paid to Concord Financial, which may pay all or any portion of such payments to compensate or reimburse brokers, dealers and others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed 0.25% of the average daily net asset value of the shares of a Fund on an annual basis. The Distribution Plan requires that written reports of the amounts expended and the purposes for which such expenditures were made be provided to the Board of Directors, at least quarterly, for its review. See "Management of the Fund" for information regarding fee arrangements.



  The Adviser and Concord have agreed that if in any fiscal year the sum of each Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by the Funds to Spears and Concord for the advisory fee and the administration fee for that year shall each be proportionately reduced. For further information see "Expenses and Distribution Plan" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

  The net asset values of the shares of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund are determined as of the close of the New York Stock Exchange, which is ordinarily at 4:00 P.M., New York time, each Business Day, and the net asset value of the shares of SBSF Money Market Fund is determined at 12:00 P.M., New York time, each business day (each, respectively, a "Valuation Time"). [A "Business Day" is a day on which the New York Stock Exchange is open for trading, and the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The New York Stock Exchange or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving and Christmas.]



  The SBSF Money Market Fund will seek to maintain a constant net asset value per share of $1.00; however there can be no assurance that this will be attained.



  In general, a Fund's net asset value is equal to the value of its securities, cash and other assets, less liabili-

--------------------------------------------------------------------------------


ties, divided by the number of shares outstanding. Securities traded on securities exchanges or the NASDAQ national market are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. The SBSF Money Market Fund values all its portfolio securities using the amortized cost method. The SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund value money market instruments at market value except money market instruments having a maturity of less than 60 days which are valued at amortized cost.


  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of the New York Stock Exchange. Occasionally events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.



  The net asset values per share of the SBSF Fund and the SBSF Convertible Securities Fund appear daily in THE WALL STREET JOURNAL and most major newspapers. The net asset value per share of the SBSF Capital Growth Fund can be obtained by calling 1-800-539-3863.


--------------------------------------------------------------------------------
                               PURCHASING SHARES
--------------------------------------------------------------------------------


  Shares may be purchased directly or through an Investment Professional. Investment Professionals are securities brokers or other financial institutions that have entered into selling or servicing agreements with Key Mutual Funds or Concord Financial. Shares are also available to clients of bank trust departments who have qualified trust accounts. The initial minimum investment is $500 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.



  Shares of the Funds are sold at the net asset value per share (see "Determination of Net Asset Value") next determined after receipt and acceptance by Primary Funds Service Corporation, the Funds' transfer agent (the "Transfer Agent"), of an order to purchase shares. There are no sales commissions.



  Purchases of shares will be effected only on a Business Day (as defined in "Determination of Net Asset Value") of Key Mutual Funds. An order received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on that Business Day. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of Key Mutual Funds. Generally, shares of the Funds begin accruing income dividends on the day they are purchased.



INVESTING DIRECTLY



BY MAIL:



  You may purchase shares by completing and signing an account application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum investment requirement to, Key Mutual Funds, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9742. Subsequent purchases may be made in the same manner.



BY TELEPHONE OR WIRE:



  If an account application has been previously received by the Transfer Agent, you may also purchase shares by wiring funds to: Boston Safe Deposit & Trust Co., ABA #011001234, For Credit to PFSC DDA Account #05-224-8, For Further Credit to Key Mutual

--------------------------------------------------------------------------------


Funds Account #[insert your account number, name and control number assigned by the Transfer Agent]. The Transfer Agent does not charge a wire fee. PRIOR TO WIRING ANY FUNDS AND IN ORDER TO ENSURE THAT WIRE ORDERS ARE INVESTED PROMPTLY, YOU MUST CALL THE TRANSFER AGENT AT 800-539-3863.



INVESTING THROUGH INVESTMENT PROFESSIONALS OR A BANK TRUST DEPARTMENT



  Shares may be purchased by investors who designate an Investment Professional or a bank trust department through procedures established by the Transfer Agent in connection with requirements of qualified accounts maintained by or on behalf of certain persons by Investment Professionals and bank trust departments. With respect to such purchases, it is the responsibility of the Investment Professional or a bank trust department to transmit purchase orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis. Your bank trust department may charge additional fees. Contact your trust representative for complete information.



  The services rendered by your bank trust department, including affiliates of Spears, in the management of its accounts are not duplicative of any of the services for which Spears is compensated. The additional fees paid by clients of bank trust departments, their affiliates, or an Investment Professional should be considered in calculating the net yield on investment in a Fund, although such charges do not affect the Fund's dividends or distributions.



ADDITIONAL INVESTMENT REQUIREMENTS



  All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. Key Mutual Funds reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase may be canceled and you could be liable for any losses and/or fees incurred. Payment for purchase is expected at the time of the order. If payment is not received within three business days of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.



  You may initiate any transaction by telephone through your Investment Professional, or bank trust department. Subsequent investments by telephone may be made directly. Note that the Key Mutual Funds and its agents will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable procedures designed to verify the identity of the caller. These procedures may include requesting additional information, or using personalized security codes. Your Investment Professional or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.



  Each investment in shares of a Fund, including dividends and capital gains distributions reinvested, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares were purchased, and the new balance of Fund shares owned. The Funds do not issue stock certificates for the shares.



  Although the Funds continuously offer their shares for sale, each Fund reserves the right to reject any purchase request.



  [Concord Financial, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Funds. The
maximum cash compensation payable by Concord Financial is       % of the
offering price.]



--------------------------------------------------------------------------------


                         THE SYSTEMATIC INVESTMENT PLAN


--------------------------------------------------------------------------------



  Under the Systematic Investment Plan, you may make regular systematic monthly purchases of shares of a Fund through automatic deductions from your bank account(s). Upon obtaining your authorization, Key Mutual Funds' Transfer Agent will deduct the specified amount from your designated bank account, which amount will then be automatically invested in shares of the relevant Fund at the net asset value next determined. Bank accounts will be debited on any day from the 1st through the 28th of each month, as selected by the shareholder. You must first meet a Fund's initial investment requirement of $500 and are subject to a minimum subsequent investment of $25. For officers, trustees, directors and employees, including retired directors and employees, of Spears, Key Mutual Funds, KeyCorp and its affiliates, (and family members of each of the foregoing, i.e., parents, children and household members) who participate in the

--------------------------------------------------------------------------------


Systematic Investment Plan, there is no minimum initial investment required.



  To participate in the Systematic Investment Plan, complete the appropriate section of the account application and attach a voided personal check with the bank's magnetic ink coding number across the front. If the bank account is jointly owned, all owners must sign. Account applications can be obtained by calling the Transfer Agent at 800-539-3863. To change or discontinue existing Systematic Investment Plan instructions, submit a written request to or call the Transfer Agent at 800-539-3863.


--------------------------------------------------------------------------------

                         THE SYSTEMATIC WITHDRAWAL PLAN


--------------------------------------------------------------------------------



  The Systematic Withdrawal Plan enables shareholders to make regular monthly, quarterly, semi-annual or annual redemptions of shares. With your authorization, the Transfer Agent will automatically redeem shares at the net asset value on the date of the withdrawal and have the proceeds transferred according to your written instructions. Fund accounts will be debited on any day from the 1st through the 28th of each month.



  You can have checks sent from your Fund account directly to you, to your bank checking account or to a third person. If you opt to have checks sent to your bank checking account, a voided personal check with the bank's magnetic coding number across the front must be attached to the account application. If the bank checking account is jointly owned, all owners must sign the application.



  To participate in the Systematic Withdrawal Plan, the required minimum balance is $5,000 per Fund. The required minimum withdrawal is $25.



  To participate in the Systematic Withdrawal Plan, call 800-539-3863 for more information. Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income and capital gain dividend distributions earned on Fund shares, the Fund account may eventually be exhausted. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities. The Systematic Withdrawal Plan is not necessarily appropriate for use in conjunction with the Systematic Investment Plan. To change or terminate Systematic Withdrawal Plan instructions, submit a written request to, or call the Transfer Agent at 800-539-3863. The systematic Withdrawal Plan may be modified or terminated at any time without notice.



  If the amount of the automatic withdrawal exceeds the income accrued for the period, the principal balance invested will be reduced and shares will be redeemed.



--------------------------------------------------------------------------------

                                REDEEMING SHARES

--------------------------------------------------------------------------------



  Shares may ordinarily be redeemed by mail or telephone. However, all or part of your shares may be redeemed in accordance with instructions and limitations pertaining to your account with an Investment Professional. For example, if you have agreed with an Investment Professional to maintain a minimum balance in your account with the Investment Professional, and the balance in that account falls below that minimum, you may be obligated to redeem, or the Investment Professional may redeem for you and on your behalf, all or part of your shares to the extent necessary to maintain the required minimum balance.



BY MAIL:



  In order to redeem shares by mail, send a written request to the Transfer Agent. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. A signature guarantee is designed to protect you, the Fund, and your and the Fund's agents from fraud. A written redemption request requires a signature guarantee for redemptions of more than $10,000 worth of shares; if your Fund account registration has changed within the last 60 days; if the check is not being mailed to the address on your account; if the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another account within Key Mutual Funds with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. The

--------------------------------------------------------------------------------


Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.



  [To the extent that share certificates have been issued for any shares to be redeemed, such share certificates, properly endorsed and in proper form for transfer, should be included in the shareholder's redemption request. In such an event, all signatures on the share certificates must be guaranteed as described above.]



BY TELEPHONE:



  You may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated on your account application. Such wire redemption requests may be made by telephone to the Transfer Agent. It is not necessary to confirm telephone redemption requests in writing. If you did not originally select the telephone redemption privilege, you must provide written instructions as well as a signature guarantee to the Transfer Agent to add this feature. Neither Key Mutual Funds nor its service agents will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with Key Mutual Funds' telephone redemption procedures and pursuant to instructions reasonably believed to be genuine. Key Mutual Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, Key Mutual Funds or their service agents may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording of phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. For telephone redemptions, call the Transfer Agent at 800-539-3863. If you are unable to reach the Transfer Agent by telephone (for example, during time of unusual market activity), consider placing your order by mail directly to the Transfer Agent.



ADDITIONAL REDEMPTION INFORMATION



  Redemption orders are effected at the net asset value per share next determined after the shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within three business days after receipt by the Transfer Agent of the request for redemption.



  At various times, Key Mutual Funds may be requested to redeem shares of a Fund for which good payment has not yet been received. In such circumstances, Key Mutual Funds may delay the forwarding of proceeds for 15 days or more without interest to the shareholder until payment has been collected for the purchase of such shares. Key Mutual Funds intend to pay cash for all shares redeemed, but under unusual circumstances, Key Mutual Funds may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.



  Due to the relatively high cost of handling small investments, Key Mutual Funds reserves the right to redeem, at net asset value, shares in your account if, because of redemptions of shares by you or on your behalf, your account with respect to a Fund has a value of less than $500 (except with respect to officers, trustees, directors and employees, including retired directors and employees, of Spears, Key Mutual Funds, KeyCorp and its affiliates, (and family members of each of the foregoing, i.e., parents, children and household members) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). Before Key Mutual Funds exercises the right to redeem such shares and to send the proceeds to you, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least $500, if applicable.



  Key Mutual Funds reserves the right to reject any order for the purchase of its shares in whole or in part. See the Statement of Additional Information ("PURCHASE, REDEMPTION AND PRICING") for examples of when Key Mutual Funds may suspend the right of redemption or redeem shares involuntarily.


FREE CHECKING


  Investors in the SBSF Money Market Fund only may request a supply of checks from the Transfer Agent. A check may be made payable to the order of anyone in an amount of $100 or more. These checks may be used

--------------------------------------------------------------------------------


as one would use any ordinary commercial bank check except that the checks may not be certified. The payee of such a check may deposit it. The checks are drawn on a special account maintained by the SBSF Money Market Fund at Northern Trust Co. When such a check is presented to Northern Trust Co. for payment, it, as agent for the shareholder, redeems a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check and returns the cancelled check to the investor.



  A shareholder in the SBSF Money Market Fund who uses a check to make a redemption receives dividends on the shares to be redeemed up to and including the Business Day the check clears.



  There is no charge to the shareholder for this checking service. Each check sent to a shareholder has his or her name and SBSF Money Market Fund account number printed thereon. Shareholders electing the checking option are subject to the procedures, rules and regulations of Northern Trust Co. governing checking accounts. Checks drawn on a jointly owned account, at the option of the joint owners, may require only one signature. Northern Trust Co. will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account cannot be determined in advance and the account cannot be entirely redeemed by check.



  An investor wishing to avail himself or herself of this method of redemption should elect it on the subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. However, corporations and other entities are required to furnish a certified resolution or other evidence of authorization in accordance with normal banking practices. Appropriate authorization forms are available from the Transfer Agent. As soon as such forms are filed in good order with the Transfer Agent, it will provide the shareholder with a supply of checks.


  This checking service may be terminated at any time by the Fund or by the Transfer Agent.


  The Funds have reserved the right to redeem involuntarily the shares of any shareholder if the net asset value of all remaining shares in the shareholder's account after a redemption is less than $500. IRA and Keogh accounts are exempt from this mandatory redemption. Written notice of a proposed mandatory redemption will be given at least 60 days in advance to any shareholder whose account is to be redeemed. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient shares to increase his or her total net asset value to at least $500.



  The Funds may suspend the right of redemption during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension or postponement; or (c) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio securities or determination of the value of assets of the Funds not reasonably practicable. In case of a suspension of the right of redemption, the shareholder may withdraw his certificate or offer of redemption, or he will receive payment of the net asset value next determined after the suspension has been terminated.


--------------------------------------------------------------------------------

                               EXCHANGING SHARES


--------------------------------------------------------------------------------



  You may exchange shares of a Fund for shares of any other Fund of Key Mutual Funds, so long as you maintain the requisite minimum account balance applicable to each Fund owned immediately after the exchange. The exchange will be made on the basis of the relative net asset values of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a capital gain or loss. Before an exchange can be effected, you must receive a current prospectus of the Fund of Key Mutual Funds for which the shares are exchanged. To request a prospectus for any Fund of Key Mutual Funds, call the Transfer Agent at 800-539-3863. The exchange privilege may only be exercised in states where the exchange may legally be made, and Key Mutual Funds reserves the right to restrict, limit or terminate the terms of this exchange privilege upon sixty days written notice to shareholders.



  See "Redeeming Shares -- By Telephone" for a discussion of certain limitations on the liability of the Funds and the Transfer Agent in connection with unauthorized telephone transactions.

--------------------------------------------------------------------------------

                            INVESTING FOR RETIREMENT

--------------------------------------------------------------------------------


  You may wish to invest in Key Mutual Funds in connection with Individual Retirement Accounts (IRAs) and other retirement plans such as Simple Employee Pension Plans (SEP/IRA), Salary Reduction simplified Employee Pensions Plans (SAR-SEP/IRA), 401(k) Plans, and 403(b) Plans. For more information about investing in Key Mutual Funds through tax-favored accounts, call 800-539-3863.


--------------------------------------------------------------------------------

                          DIVIDENDS AND DISTRIBUTIONS


--------------------------------------------------------------------------------


  Each Fund distributes to shareholders substantially all of its net investment income and any net realized taxable capital gains resulting from sales of portfolio securities.


  The SBSF Money Market Fund declares daily, and pays monthly on or about the first business day of the following month, dividends equal to its entire net investment income. Unless the shareholder instructs otherwise, all dividends and distributions of the SBSF Money Market Fund are reinvested in additional shares, at net asset value, on the payment date.



  The SBSF Convertible Securities Fund declares dividends, equal to its net investment income, on or about the last business day of each calendar quarter and pays such dividends shortly thereafter. Realized capital gains, if any, are paid annually in December. Dividends from the SBSF Fund and the SBSF Capital Growth Fund are ordinarily paid semi-annually in June and December and capital gains distributions, if any, are paid annually in December. Unless the shareholder instructs otherwise, all dividends and distributions of these Funds will be reinvested in additional shares, at net asset value as of the close of the New York Stock Exchange on the date fixed by the Board of Directors when the dividend or distribution is declared.



  Shareholders of any of the Funds may elect to reinvest dividends [or distributions] in shares of any other Fund at net asset value. This option may be elected on the subscription order form (application) or by writing or calling the Funds at 1-800-539-3863. If a shareholder desires to receive any dividend or distribution in cash, he or she must notify the Transfer Agent or the Funds in writing prior to the record date for such dividend or distribution. A shareholder may also request that all future dividends and distributions be paid in cash. Such request will remain in effect until notification in writing by the shareholder to the contrary is received by the Transfer Agent. Shareholders are advised as to the source of each distribution. A notice of each dividend or distribution reinvestment transaction will be mailed to the shareholder by the Transfer Agent.


--------------------------------------------------------------------------------
                              FEDERAL INCOME TAXES

--------------------------------------------------------------------------------



  Each Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company so long as it is in the best interest of its shareholders to do so. This qualification relieves the Funds (but not their shareholders) from paying Federal income tax on income which is currently distributed to shareholders, assuming certain distribution requirements are met; it also permits net capital gains of the Funds (i.e., the excess of net long-term capital gain over net short-term capital loss) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Funds are held. Under the Tax Reform Act of 1986, a nondeductible 4% excise tax may be imposed on the Funds to the extent the Funds do not meet certain distribution requirements by the end of each calendar year.



  Dividend distributions to shareholders from net investment income or net short-term capital gains are treated as ordinary income for Federal income tax purposes whether such distributions are taken in cash or reinvested in additional shares.



  Dividends paid by the SBSF, SBSF Convertible Securities and SBSF Capital Growth Funds may be eligible for the dividends received deduction for corporate shareholders to the extent that the Funds' income is derived from certain dividends received from domestic corporations.



  Distributions of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) of the Funds are taxable to shareholders as long-term capital gains whether such distributions are taken in cash or reinvested in additional shares, and regard-

--------------------------------------------------------------------------------


less of how long shares of the Funds have been held. Capital gains distributions are not eligible for the dividends received deduction.



  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year. Notwithstanding the above, any loss realized by a shareholder upon the sale of shares in a Fund held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder.



  Dividends and distributions are generally subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.



--------------------------------------------------------------------------------


                                  PERFORMANCE

--------------------------------------------------------------------------------


SBSF MONEY MARKET FUND



  From time to time the SBSF Money Market Fund may advertise "yield" and "effective yield" of the shares of the Fund. Yield and effective yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of shares of the Fund refers to the net income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.



  The "yield" of SBSF Money Market Fund for the seven days ended November 30, 1995 was 4.78%. The "effective yield" for the same seven day period was 4.90%.



OTHER FUNDS



  From time to time a Fund, other than the SBSF Money Market Fund, may advertise "yield" and "total return" of its shares. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. The yield on shares of a Fund will be calculated by dividing the net investment income per share during a recent 30-day (or one month) period by the maximum public offering price per share of the Fund on the last day of that period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. The "total return" of shares may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of the stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.



  Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide for an agreed-upon or guaranteed fixed yield for a stated period of time. Each Fund's annual report contains additional performance information and is available without charge upon request.



  See "Computation of Yields and Total Return" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                          DESCRIPTION OF COMMON STOCK
--------------------------------------------------------------------------------


  The Company is an open-end, diversified management investment company, incorporated under Maryland law on May 26, 1983. Pursuant to the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares. Pursuant to such authority, the Board of Directors has authorized the issuance of four series of shares, each representing shares in one of four separate Funds: SBSF Fund (25 million authorized shares); SBSF Convertible Securities Fund (25 million authorized shares); SBSF Capital Growth Fund (25 million authorized shares) and SBSF Money Market Fund (175 million authorized shares). The par value of the shares of each of the Funds is $.01 per share. The assets of each Fund are segregated and separately managed and a shareholder's interest is in the assets and earnings of the Fund in which he or she holds shares. Each share of a Fund represents an equal proportionate interest in that portfolio with each other share of the same series. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Funds, of any general assets not belonging to any particular portfolio that are available for distribution. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by portfolio except as otherwise required by the 1940 Act or Maryland law. It is anticipated that the Company will not hold annual shareholder meetings except when required to do so by the 1940 Act or Maryland law.


--------------------------------------------------------------------------------
            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------------------------------------------


  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114, is the Custodian for the Funds' cash and securities and Primary Funds Service Corporation is Transfer Agent and Dividend Disbursing Agent for the shares of the Funds. Key Trust Company of Ohio, N.A. does not assist in any way, and is not responsible for, investment decisions involving assets of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Fund for the services it performs as custodian.


--------------------------------------------------------------------------------
                              SHAREHOLDER REPORTS
--------------------------------------------------------------------------------


  The Funds will prepare and send to shareholders semi-annual unaudited and annual audited reports which will include a list of investment securities held by each of the Funds.



  In addition, shareholders of the Funds will receive, monthly, a cumulative account statement for the calendar year. Shareholders of the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund also will receive, quarterly, information summarizing the Fund's investment performance. Shareholders of the SBSF Money Market Fund receive monthly statements from the Transfer Agent detailing all transactions.



  Shareholder inquiries should be addressed to the Funds at Primary Funds Service Corporation, P.O. Box 9742, Providence, RI 02940-9742. Shareholders may also call the Funds at 1-800-539-3863.

                                KEY MUTUAL FUNDS

                              45 Rockefeller Plaza
                            New York, New York 10111


                     INVESTMENT ADVISER & SUB-ADMINISTRATOR

                    Spears, Benzak, Salomon & Farrell, Inc.
                              45 Rockefeller Plaza
                            New York, New York 10111


                                 ADMINISTRATOR


                          Concord Holding Corporation


                              125 West 55th Street


                            New York, New York 10019



                                    COUNSEL


                            Morrison & Foerster LLP


                          2000 Pennsylvania Avenue, NW

                              Washington, DC 20006


                            INDEPENDENT ACCOUNTANTS

                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036


                                   CUSTODIAN


                        Key Trust Company of Ohio, N.A.


                               127 Public Square


                             Cleveland, Ohio 44114



                                 TRANSFER AGENT


                       Primary Funds Service Corporation


                                 P.O. Box 9742


                           Providence, RI 02940-9742



                                  DISTRIBUTOR


                            Concord Financial Group


                              125 West 55th Street


                               New York, NY 10019



                  The date of this Prospectus is April 1, 1996

                                KEY MUTUAL FUNDS
                              45 Rockefeller Plaza
                            New York, New York 10111


                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 1996

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Key Mutual Funds, dated April 1, 1996, as supplemented from time to time, a copy of which may be obtained at the address noted above.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES.......................................................................  3
    Call Options.........................................................................................  3
    Foreign Securities...................................................................................  4
    Loans of Portfolio Securities........................................................................  4
    Repurchase Agreements................................................................................  4
INVESTMENT RESTRICTIONS..................................................................................  5
PORTFOLIO TURNOVER.......................................................................................  6
    SBSF Fund, Convertible Securities Fund and Capital Growth Fund.......................................  6
    SBSF Money Market Fund...............................................................................  6
MANAGEMENT OF THE FUNDS..................................................................................  6
    Directors and Officers...............................................................................  6
SECURITY HOLDERS.........................................................................................  7
THE INVESTMENT ADVISER AND ADMINISTRATOR.................................................................  8
EXPENSES AND DISTRIBUTION PLAN...........................................................................  10
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING
    AGENT................................................................................................  11
INDEPENDENT ACCOUNTANTS..................................................................................  11
COMPUTATION OF YIELDS AND TOTAL RETURN...................................................................  11
         SBSF Money Market Fund..........................................................................  11
         SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital
         Growth Fund.....................................................................................  11
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................  12
PURCHASE, REDEMPTION AND PRICING.........................................................................  13
FEDERAL INCOME TAXES.....................................................................................  14
APPENDIX A...............................................................................................  16

                       INVESTMENT OBJECTIVES AND POLICIES

  Key Mutual Funds, formerly known as SBSF Funds, Inc. (the "Company") is a professionally managed, no-load, open-end series investment company consisting of four different portfolios (each a "Fund" and collectively the "Funds"). Each Fund is a separately managed, diversified mutual fund with its own investment objective and policies. The Funds have no sales charges, redemption fees or exchange fees. The four Funds are:

  SBSF Fund -- its investment objective is to seek a high total return over the long term consistent with reasonable risk. In seeking its objective, the SBSF Fund will invest primarily in common stocks which in the opinion of the Adviser have the potential for capital appreciation in excess of market averages during periods of market strength, while attempting to preserve capital during periods of market weakness.


  SBSF Capital Growth Fund -- its investment objective is to seek capital appreciation. The Fund will seek to achieve its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in revenue or earnings. The SBSF Capital Growth Fund will invest primarily in the securities of small to medium capitalized companies.


  SBSF Convertible Securities Fund -- its investment objective is to seek a high level of current income together with long-term capital appreciation. The SBSF Convertible Securities Fund will invest primarily in bonds, corporate notes, preferred stocks and other securities convertible into common stock.

  SBSF Money Market Fund -- its investment objective is to provide high current income to the extent consistent with preservation of capital. The SBSF Money Market Fund invests only in obligations with maturities of one year or less including bank certificates of deposit, bankers acceptances, high grade commercial paper and securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

  In addition, the Funds may use the investment methods described below.

CALL OPTIONS

  The SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund may purchase and write call options that are traded on U.S. securities exchanges. Call options are currently traded on the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. Brokerage commissions on call options transactions are generally higher than those for exchange transactions in listed common stocks.

  A call option is "covered" if the Fund which writes it owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund which writes it holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Fund which wrote it to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option it will effect a closing transaction prior to or concurrent with the sale of the security. If a Fund is unable to effect a closing purchase transaction and is otherwise unable to keep the option that it has written
                                        3
covered, as described above, the Fund will be unable to dispose of the underlying security and engage in the foregoing transactions.

  A gain from a closing transaction will be realized if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a loss will be realized from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

  The SBSF Fund, SBSF Capital Growth Fund and SBSF Convertible Securities Fund may write call options only if they are covered, and the options must remain covered so long as the Fund is obligated as a writer. The Funds have undertaken with certain state securities commissions that, so long as shares of the Funds are registered in those states, it will not (a) write calls if, after giving effect to any additional call, more than 25% of any of the Funds' total assets would be subject to calls; or (b) purchase call options (other than in closing purchase transactions) if, after such purchase, the aggregate premiums paid for all such options owned at that time would exceed 20% of the Fund's total net assets. In addition, the Funds may be limited in engaging in options transactions by certain provisions of the Internal Revenue Code which limit the amount of gross income derived from the sale or other disposition of securities held for less than three months to 30%. See "Federal Income Taxes".

FOREIGN SECURITIES

  Securities of foreign issuers may, in the opinion of the Adviser, present attractive investment opportunities, and the SBSF Fund, SBSF Capital Growth Fund and SBSF Convertible Securities Fund may invest up to 10% of each Fund's respective total assets in such securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization or expropriation of issuers.

LOANS OF PORTFOLIO SECURITIES

  To increase income, the Funds may lend portfolio securities to brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds, selected by the Adviser in accordance with creditworthiness standards adopted by the Board of Directors of the Company, provided that cash or equivalent collateral, or a letter of credit drawn in favor of the Funds in an amount equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with or in favor of the Fund or Funds making the loan. Securities are borrowed for many purposes, including covering short sales, avoiding failures to deliver securities and completing arbitrage operations. By lending its portfolio securities, a Fund may receive income through the receipt of interest on the loan as well as through the short-term investment of cash or equivalent collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would inure to the Fund or Funds making the loan.

  If necessary, the Funds may pay reasonable negotiated fees to effect such loans. The Funds do not have the right to vote securities that are on loan, but would terminate the loan if a material event occurs affecting loaned securities; the Funds will require the return of the loaned securities in order to regain the right to vote. The Funds will not engage in securities loans with or through persons affiliated with the Funds.

REPURCHASE AGREEMENTS

  The Funds may invest in repurchase agreements with major dealers in U.S. Government securities and member banks of the Federal Reserve System which are selected by the Adviser in accordance with procedures approved by the Board of Directors. A repurchase agreement is an instrument under which the purchaser (i.e., the Funds) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other governmental obligations or high quality money market instruments. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Adviser, the risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Funds may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest it expected to receive in respect of the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Funds will not enter into repurchase agreements of a duration of more than one week if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 10% of their respective total assets would be so invested. Repurchase agreements are considered to be loans by the Funds collateralized by the underlying securities.

  The investment policies of the Funds set forth above may be changed or altered by the Board of Directors of the Funds, except to the extent set forth under "Investment Restrictions".

                            INVESTMENT RESTRICTIONS

  The following investment restrictions are considered to be fundamental policies of each of the Funds and may only be changed if approved by the holders of a majority of the outstanding voting securities of the affected Fund. Under the Investment Company Act of 1940 ("1940 Act") such approval requires the affirmative vote, at a meeting of shareholders, of either (i) more than 50% of the Fund's outstanding shares or (ii) at least 67% of the shares present in person or by proxy, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

Each of the Funds will not:

   1. As to 75% of their respective total assets, invest more than 5% in the securities of any one issuer except securities of the U.S. Government, its agencies or its instrumentalities.

   2. Invest in companies for the purpose of influencing management or exercising control, and will not purchase more than 10% of the voting securities of any one issuer. This will not preclude the management of the Funds from voting proxies in their discretion.

   3. Lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements. The Funds will not lend any other assets except as a special investment method. See "Investment Objectives and Policies" herein and "Investment Objectives" in the Prospectus.

   4. Ordinarily borrow money, but each Fund reserves the right to borrow from banks, on a temporary basis, an aggregate amount of not more than 5% of the total asset value of the respective Fund at the time of borrowing. None of the Funds has a policy limiting the uses for which borrowed funds may be used.

   5. Purchase securities on margin or sell securities short.

   6. Act as an underwriter of securities issued by others.

   7. Purchase the securities of other investment companies except in the open market and at the usual and customary brokerage commissions or except as part of a merger, consolidation or other acquisition.

   8. Purchase or hold any real estate, including real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein. The Funds will not deal in commodities or commodity contracts.

   9. Purchase securities if such purchase would cause more than 25% of any of the Funds' total assets to be invested in the securities of issuers in any one industry, provided however that the Money Market Fund reserves the right to concentrate in securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities or U.S. bank obligations.

  10. Make a loan of its portfolio securities if, immediately thereafter and as a result thereof, portfolio securities with a market value of 10% or more of the total assets of any of the Funds would be subject to such loans.

  11. Invest more than 10% of any of the Funds' total assets in (i) securities restricted as to disposition under the Federal securities laws, (ii) securities as to which there are no readily available market quotations or
      (iii) repurchase agreements with a maturity in excess of 7 days.

  In addition to the foregoing fundamental investment restrictions which may be changed only with shareholder approval, each Fund has adopted the following investment restrictions which may be changed at any time by the Board of Directors provided that such change does not conflict with any fundamental policy of the Funds.

Each of the Funds will not:

  1. Invest more than 5% of its total assets in the securities of any one issuer except in securities of the United States Government, its agencies or its instrumentalities.

  2. Invest in excess of 5% of its total assets in securities of issuers which, including predecessors, do not have a record of at least three years' operation.

  3. Invest in interests in oil, gas or other mineral exploration or development programs, including mineral leases.

  4. Pledge or hypothecate any of the Fund's assets. For the purpose of this limitation, collateral arrangements with respect to stock options are not deemed to be a pledge of assets.

  5. Purchase or retain the securities of any issuer if those officers and directors of the Funds, or of its Investment Adviser, who own individually more than 1/2% of the securities of such issuer or together own more than 5% of the securities of such issuer.

  6. Invest in excess of 10% of its total assets in the securities of foreign issuers, excluding from such limitation securities listed on any United States securities exchange.

  7. Invest in excess of 10% of its net assets in other investment companies.

  With respect to those investment restrictions involving percentages, if a percentage restriction is complied with at the time of initial investment, a subsequent increase or decrease in that percentage resulting from a change in the value of portfolio securities or total net assets will not constitute a violation of the investment restriction.

                               PORTFOLIO TURNOVER

SBSF FUND, SBSF CONVERTIBLE SECURITIES FUND AND SBSF CAPITAL GROWTH FUND

  Purchases and sales of securities are made at such times as the Adviser deems to be in the best interest of the Funds' shareholders without regard to the rate of portfolio turnover, about which there are no restrictions. From time to time, the Funds may trade in securities for the short term. It is anticipated that the annual portfolio turnover rate of the SBSF Fund and the SBSF Convertible Securities Fund will not exceed 75% but may be substantially higher than 100% for the SBSF Capital Growth Fund. In any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. Portfolio turnover rate is, generally, the percentage computed by dividing the lesser of purchases or sales by the average value of the portfolio. High portfolio turnover involves correspondingly higher brokerage commission expenses which are borne directly by the Funds. In addition, the effect of engaging in options transactions may be to increase portfolio turnover.

SBSF MONEY MARKET FUND

  The SBSF Money Market Fund's policy of investing only in securities with maturities of less than one year will result in a higher portfolio turnover than the SBSF Fund or the SBSF Convertible Securities Fund. Since brokerage commissions are not normally paid on investments which the SBSF Money Market Fund makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Fund.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

  Officers and employees of the Adviser are not permitted to serve as officers or directors of the Funds due to certain regulatory restrictions imposed on banking organizations and their subsidiaries. See "The Investment Adviser and Administrator" below. The persons who have been elected to serve as officers and directors of the Funds, their position with the Funds and their principal occupations during the last five years are set forth below:


                         NAME, AGE, PRINCIPAL OCCUPATION
                        DURING PAST FIVE YEARS AND ADDRESS                            POSITION WITH REGISTRANT
----------------------------------------------------------------------------------    ------------------------
EDWARD P. CAMPBELL (45), Director, Executive Vice President and Chief Operating        Director
  Officer of Nordson Corporation (manufacturer of application equipment) since
               28601 Clemens Road, Westlake, Ohio 44145.
EUGENE J. MCDONALD (62), Executive Vice President for Asset Management of Duke         Director
  University and President of Duke Management Co. since              2200 Main
  Street, Suite 1000, Durham, NC 27705.
FRANK A. WEIL (64), Chairman and CEO of Abacus & Associates, Inc. since                Non-Executive Chairman
   a private investment office, 147 E. 48th Street, New York, New York 10017.          and Director

                         NAME, AGE, PRINCIPAL OCCUPATION
                        DURING PAST FIVE YEARS AND ADDRESS                            POSITION WITH REGISTRANT
----------------------------------------------------------------------------------    ------------------------
LEIGH A. WILSON (50), Chairman and Chief Executive Officer of Glenleigh                President and Director
  International Limited (merchant bank), 420 East 54th Street, New York, NY 10012
  since              from 1993 to present, President of The Victory Funds.
WILLIAM B. BLUNDIN (57), Vice Chairman of Concord Holding Corp., 125 West 55th         Vice President
  Street, New York, NY 10019.
MARTIN R. DEAN (31), Associate Director of Accounting Services, BISYS Fund             Treasurer
  Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (May 1994 to present);
  Senior Manager at KPMG Peat Marwick (January 1987 to April 1994).
KAREN A. DOYLE (38), Manager of Client Services, BISYS Fund Services, Inc., 125        Secretary
  West 55th Street, New York, NY 10019 (October 1994 to present); Assistant
  Treasurer at The Bank of New York (April 1979 to October 1994).
SCOTT A. ENGLEHART (33), Director of Client Services, BISYS Fund Services, Inc.,       Asst. Secretary
  3435 Stelzer Road, Columbus, Ohio 43219 (October 1990 to present).


  Directors who are not "interested persons" of the Funds receive an annual fee of $7,500 plus $750 per meeting of the Board of Directors attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Each director who is an "interested person" of the Company does not receive any compensation from the Company.


                               AGGREGATE COMPENSATION        TOTAL COMPENSATION
        NAME OF             FROM COMPANY FOR THE FISCAL         FROM COMPANY
NON-INTERESTED DIRECTOR     YEAR ENDED NOVEMBER 30, 1995     AND VICTORY FUNDS
------------------------    ----------------------------     ------------------
Edward P. Campbell                     $6,000                      $     (2)
Ted H. McCourtney                      $9,375                      $9,375(1)(3)
Eugene J. McDonald                     $9,375                      $9,375(3)
Frank A. Weil                          $9,375                      $9,375(3)
Leigh A. Wilson                        $6,000                            (2)

---------------

(1) Mr. McCourtney resigned his position as a Director of the Company effective December 7, 1995.


(2) Total compensation paid with respect to service on the boards of seven investment companies.

(3) Total compensation paid with respect to service on the board of the Company only.

                                SECURITY HOLDERS

  The name, address and percentage of ownership of each person who is known by the Funds to have owned of record or beneficially 5 percent or more of any of the Funds' shares as of [February 28, 1995] is:

                                                       SHARES OWNED (PERCENT OF CLASS)*
                                             ----------------------------------------------------
                                                             SBSF           SBSF           SBSF
                                                             MONEY       CONVERTIBLE     CAPITAL
            NAME AND ADDRESS                 SBSF FUND      MARKET       SECURITIES       GROWTH
-----------------------------------------    ---------     ---------     -----------     --------
Cost & Co.                                                                  299,057
c/o Mellon Bank                                                              (5.59%)
P.O. Box 320
Pittsburgh, PA 15230

Brookdale Hospital Medical Center                                         1,200,271
Linden Blvd. at Brookdale Plaza                                             (22.43%)
Brooklyn, NY 11212

William W. McGuire                                         5,221,009
1270 French Creek Drive                                      (22.95%)
Wayzata, MN 55391

Charles Schwab & Co. / FBO Cust.                                            413,499
101 Montgomery Street                                                        (7.73%)
San Francisco, CA 941

S. Weaver c/o Joel Faden & Co.                             6,807,179
P.O. Box 277 FDR Sta.                                        (27.31%)
New York, NY 10150

                                                       SHARES OWNED (PERCENT OF CLASS)*
                                             ----------------------------------------------------
                                                             SBSF           SBSF           SBSF
                                                             MONEY       CONVERTIBLE     CAPITAL
            NAME AND ADDRESS                 SBSF FUND      MARKET       SECURITIES       GROWTH
-----------------------------------------    ---------     ---------     -----------     --------
The Sally E. Darling Rev. Trust                            2,698,531
880 Indian Ridge                                             (10.83%)
Waynesville, NC 28786

J. & C. Paul Foundation                                                                    63,776
P.O. Box 20218                                                                            (10.23%)
Park West Finance Station
New York, NY

Gretchen Johnson & Gordon                     516,489
c/o Danse, Balaam & Frank                      (6.91%)
5 Independence Way
Princeton, NJ 08540

Frank A. Weil c/o Abacus Associates                                         280,460
147 East 48th Street                                                         (5.24%)
New York, NY 10017

Dani Seigel                                   848,241
310 Madison Avenue                            (11.36%)
New York, NY 10017

William G. Spears                                                                          48,657
45 Rockefeller Plaza                                                                       (7.80%)
New York, NY 10111

Richard E. Salomon                                         2,943,199
45 Rockefeller Plaza                                         (11.81%)
New York, NY 10111

Officers and Directors                        416,596      3,195,800        584,399       106,257
as a group                                     (5.58%)       (12.82%)       (10.92%)      (17.04%)
45 Rockefeller Plaza
New York, NY 10111

---------------
* All shares are owned beneficially.


                    THE INVESTMENT ADVISER AND ADMINISTRATOR

  The investment adviser to the Funds is Spears, Benzak, Salomon & Farrell, Inc., (the "Adviser" or "Spears") a New York Corporation that is registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. ("KAMHI") and is an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, one of the largest financial services holding companies in the United States. KeyCorp's principal offices are located at 127 Public Square, Cleveland, Ohio 44114.

  In addition to the Funds, the Adviser's clients include individuals, pension and profit-sharing trusts, partnerships, and endowments. The accounts which are managed or advised by the Adviser for these clients have varying investment objectives and the Adviser may invest assets for such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the SBSF Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds.

  Pursuant to the Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, executes the purchase and sale orders for the portfolio transactions of the Funds and generally manages the Funds' investments in accordance with the stated policies of the Funds, subject to the general supervision of the Board of Directors of the Funds.


  Spears, pursuant to a sub-administration agreement with Concord Holding Corp. ("Concord" or the "Administrator"), 125 West 55th Street, New York, New York 10019, is responsible for providing persons satisfactory to the Company's Board of Directors to serve as officers of the Company.



  As compensation for the services rendered and related expenses borne by the Adviser under the Investment Advisory Agreement, the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund each pay the Adviser a fee, computed daily and payable monthly, equal to .75 of l% per annum of each Fund's average daily net assets. The Investment Advisory Agreement further provides that the SBSF Money Market Fund will pay the Adviser a fee, computed daily and payable monthly, equal to .25% per annum of its average daily net assets. The

Adviser is obligated to reimburse the Funds in the event expenses exceed certain prescribed limits (see "Distribution Plan and Expenses"). The Adviser's compensation for acting as adviser to the SBSF Fund and the SBSF Convertible Securities Fund was $868,860 and $441,307, respectively, for fiscal year ended November 30, 1993; $889,354 and $446,901, respectively, for the fiscal year ended November 30, 1994, and $815,718 and $455,976, respectively, for fiscal year ended November 30, 1995. The Adviser waived its fees for advisory services rendered to the SBSF Money Market Fund totaling $34,146, $42,413 and $65,340 for the fiscal years ended November 30, 1993, 1994 and 1995 respectively. The Adviser waived its fee for advisory services rendered to the SBSF Capital Growth Fund totaling $561 and $26,742 for the period November 1, 1993 through November 30, 1993 and for the fiscal year ended November 30, 1994, respectively. Commencing October 1, 1995, the Adviser discontinued its voluntary waiver of such advisory fees for the SBSF Capital Growth Fund, and, for the fiscal year ended November 30, 1995, earned $10,394 as compensation for acting as adviser to such Fund.

  The Investment Advisory Agreement, dated February 8, 1988, between the Adviser and the Funds remains in effect for a period of more than one year only if it is specifically approved at least annually by its Board of Directors including a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Funds as defined in the 1940 Act cast in person at a meeting called for the purpose of voting on such approval. The acquisition of Spears by KeyCorp Asset Management Holdings, Inc. on April 5, 1995 resulted in the assignment of the Investment Advisory Agreement and, therefore, its termination under the Investment Company Act of 1940. At an annual meeting of shareholders held on March 29, 1995, the shareholders of the Funds approved a new Investment Advisory Agreement with Spears which became effective upon the consummation of the acquisition on April 5, 1995. The Investment Advisory Agreement so approved is substantially similar to, including the same fee schedules as, the Funds' previous agreements. See "Management of the Funds -- Directors and Officers". The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the directors who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the Investment Advisory Agreement, or by a vote of the holders of a majority of each Fund's outstanding shares on not less than 60 days' written notice to the Adviser and by the Adviser on not less than 90 days' written notice to the Funds.


  Concord also serves as the Administrator of the Funds. In this capacity Concord administers all aspects of the Funds' operations subject to the supervision of the Board of Directors. Because of the services of Concord as Administrator and Spears as Adviser, the Funds require no employees other than its officers, none of whom receive compensation from the Funds and all of whom are employed by Concord. In connection with its responsibilities as Administrator and in consideration of its administrative fee, Concord (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Funds, including the maintenance of certain books and records such as journals, ledger accounts and other records described in Rule 31a-1 under the 1940 Act, transmitting purchase and redemption orders for shares, initiating all money transfers from the Funds to the Custodian and from the Funds account to appropriate customer accounts, notification of available funds for investment, reconciliation of account information and balances among the Custodian, Transfer Agent, and Adviser, and processing, investigating, and responding to shareholder inquiries; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, and auditing and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; and (iv) prepares, but does not pay for, the periodic updating of the Funds' registration statement and prospectus, and provides for the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of the Funds' tax returns and reports to the Funds' shareholders and the Securities and Exchange Commission.



  For the services rendered to the Funds and related expenses borne by Concord as Administrator, each Fund pays Concord an annual fee, computed daily and payable monthly, equal to .25 of 1% of the average daily net assets of each Fund up to $50,000,000 plus .15 of l% of such assets greater than $50,000,000. For the fiscal years ended November 30, 1993, 1994 and 1995 Spears, the prior administrator for the Funds, received the following amounts from the Funds for administration:


                                                                            1993           1994           1995
                                                                          ---------      ---------      ---------
SBSF Fund..............................................................   $ 207,889      $ 209,164      $ 204,371
SBSF Convertible Securities............................................     137,870        139,949      $ 141,195
SBSF Money Market......................................................      34,146         42,413      $  65,340


  Spears waived its fee for administration services rendered to the SBSF Capital Growth Fund totaling $187, $8,921 and $16,210 for the period November 1, 1993 through November 30, 1993 and for the fiscal years ended November 30, 1994 and 1995 respectively. As of January 1, 1996, Spears discontinued its voluntary waiver of such administration fees.



  As Administrator, Concord is obligated to reimburse the Funds in the event the Funds' expenses exceed certain prescribed limits. See "Expenses and Distribution Plan".

  The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Concord, or of reckless disregard of its obligations thereunder, Concord shall not be liable for any action or failure to act in accordance with its duties thereunder.



  Spears and Concord have agreed that if in any fiscal year the sum of any of the Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the amounts payable by such Fund to Spears and Concord for the advisory fee and the administration fee for that year shall each be proportionately reduced by the amount of such excess. However, if the excess should be greater than the total amounts payable to Spears and Concord in that year, Spears and Concord shall pay to such Fund the difference between such excess and the fees paid to them for that year. For the purpose of this calculation, expenses shall include the fees payable to Spears and Concord under the Investment Advisory and Administration Agreements and the amortization of organization expenses, but shall exclude taxes, interest, brokerage and extraordinary expenses. The Funds believe that, currently, the most restrictive expense ratio limitation imposed by any state is 2 % of the first $30 million of the Funds' net assets, 2% on the next $70 million of the Funds' net assets and 1 1/2% of remaining average net assets.

                         EXPENSES AND DISTRIBUTION PLAN

  Except as set forth above, and as set forth below, the Funds are responsible for the payment of their expenses. Such expenses include the fees payable to Spears; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; costs, expenses, or losses arising out of any liability of or claim for damages or other relief asserted against the Funds for violation of any law; legal and auditing fees and expenses; the fees and certain expenses of the Funds' Custodian, Transfer Agent and Distributor; the fees of any trade association of which the Funds are a member; the expenses of printing and mailing reports and notices to the Funds' shareholders; filing fees for the registration or qualification of Funds shares under Federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the Securities and Exchange Commission; the costs of registering the Funds as a broker or dealer; the costs of qualifying its shares under state securities laws; the expenses of servicing shareholders and shareholder accounts not otherwise incurred by the Adviser or the Administrator; and any extraordinary expenses incurred by the Funds.

  As a result of certain regulatory restrictions imposed on banking organizations and their subsidiaries, the Company is not permitted to sell shares of the Funds directly without an independent underwriter. Upon the acquisition of the Adviser by KeyCorp, the Funds' Board of Directors, including its independent directors, approved a Distribution Agreement with Concord Financial Group, Inc. ("Concord Financial") under which Concord Financial was appointed to serve as independent underwriter/distributor of the Funds' shares. Under the Distribution Agreement, Concord Financial may enter into agreements with selected dealers for the distribution of shares of the Funds.


  Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Distribution Plan"), the Company is authorized to pay expenses primarily intended to result in the sale of shares of a Fund of the Company including, but not limited to, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; and preparation, printing, and distribution of sales literature and advertising materials. The Company also may compensate Concord Financial, or reimburse expenses incurred by Concord Financial for distribution-related and sales support or shareholder account services. In addition, all amounts expended pursuant to the Distribution Plan are paid to Concord Financial which may pay all or any portion of such payments to compensate or reimburse brokers and dealers or others which make sales of shares of a Fund or which service shareholder accounts. Total payments under the Distribution Plan may not exceed .25% of the average daily net asset value of the shares of a Fund on an annual basis.

  Rule 12b-1 requires that the Distribution Plan be approved by a vote of at least a majority of the outstanding voting securities of the Funds and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan. The Distribution Plan must be approved at least annually in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Funds or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Distribution Plan.

  While the Distribution Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Funds (as defined in the 1940
Act) is committed to the discretion of the directors who are not interested persons of the Funds.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

  Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio 44114 has been retained as custodian for the Funds' investments. Primary Funds Service Corporation, P.O. Box 9742 Providence, RI 02940-9742 has been retained as the Funds' Transfer Agent and Dividend Disbursing Agent. Key Trust Company of Ohio, N.A. also maintains certain accounting and financial records of the Funds. Key Trust Company of Ohio, N.A. is a subsidiary of KeyCorp and an affiliate of the Adviser and receives compensation from the Funds for services it performs as custodian.

                            INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP, 1177 Avenue of Americas, New York, New York 10036, acts as independent accountants for the Funds, and in that capacity audits the Funds' annual financial statements.

                     COMPUTATION OF YIELDS AND TOTAL RETURN

SBSF MONEY MARKET FUND

  The current and effective yields of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The current yield and effective yield for the Money Market Fund for the seven day period ended November 30, 1995 were 4.78% and 4.90%, respectively.


SBSF FUND, SBSF CONVERTIBLE SECURITIES FUND AND SBSF CAPITAL GROWTH FUND

  TOTAL RETURN. From time to time the SBSF Fund, the SBSF Convertible Securities Fund or the SBSF Capital Growth Fund may advertise an "average annual total return" and "total return." "Average annual total return" ("T" in the formula below) is an average annual compounded rate of return. It is the rate of return based on factors which include a hypothetical investment of $1,000 ("P" in the formula below) over a hypothetical number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

  P(1+T)n = ERV

  The "total return" uses some of the same factors as "average annual total return," but does not average the rate of return on an annual basis. Total return measures the cumulative (rather than the average) change in value of a hypothetical investment over the stated period. Total return is determined as follows:

    ERV-P
    ----    =    Total Return
      P

  Both formulas assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

  Total return information may be useful to investors in reviewing performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The total return will fluctuate over time and the total return for any given past period is not an indication or representation of future rates of return on its shares.


  For the periods ended November 30, 1995, the average annual total returns of the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund were as follows:

                                            YEAR ENDED      5 YEARS ENDED      10 YEARS ENDED        SINCE
                  FUND                       11/30/95         11/30/95            11/30/95         INCEPTION
-----------------------------------------   ----------      -------------      --------------      ---------
SBSF Fund................................      30.37%           13.29%              11.69%              --
SBSF Convertible Securities Fund.........      20.43%           14.65%                 --            11.18%(1)
SBSF Capital Growth Fund.................      30.03%              --                  --            10.40%(2)

---------------
(1) SBSF Convertible Securities Fund commenced operations on April 14, 1988

(2) SBSF Capital Growth Fund commenced operations on November 1, 1993


  YIELD. Yield quotations for the SBSF Convertible Securities Fund are based on a 30-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


              2[(a-b+1)6-1]
YIELD    =       ---
                 cd

Where:  a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.


  For the 30-day period ended November 30, 1995, the SBSF Fund and the SBSF
Convertible Securities Fund had yields of   % and   %, respectively.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Adviser and the broker.

  Fixed income securities and securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


  In placing orders for portfolio securities of the Funds, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Funds, and the services furnished by such brokers may be used by the Adviser in providing investment management for the Funds. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Funds to brokers in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board of Directors. On behalf of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, the Company, during the fiscal year ended November 30, 1995 directed $87,506,009, $24,822,201 and $7,623,764 respectively, in brokerage transactions to brokers due to services they provided, and such brokers received related commissions of $177,210, $54,437 and $22,412, respectively. Certain of this brokerage might be deemed to be directed in consideration of research provided to the Company and the Adviser.

  As of the close of the Funds' fiscal year on November 30, 1995, the SBSF Fund held securities of its regular broker-dealers with a market value as follows:
J.P. Morgan Co., Inc. ($3,925,000).


  Transactions in options by the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund will be subject to limitations established by each of the exchanges on which options are traded governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or hold may be affected by options written or held by the Adviser and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  In October of 1993 the Adviser organized Edgewood Services, Inc. ("Edgewood"), a broker/dealer registered as such with the Securities and Exchange Commission that commenced its operations in August of 1994. Edgewood is an affiliated broker of the Adviser because it is under common control with the Adviser. Edgewood did not receive any commissions from the Funds during the fiscal year ended November 30, 1994; however, it has received commissions from the Funds for services rendered to it during the Fund's current fiscal year pursuant to procedures that comply with a rule under the Act and that have been adopted by the Fund's Board of Directors, including a majority of is non-interested directors. For the period December 1, 1994 through February 28, 1995, the commissions paid by the Funds to Edgewood were as follows: $11,360 from SBSF Fund, $0 from the SBSF Convertible Securities Fund and $0 from the SBSF Capital Growth Fund. On March 6, 1995, the shareholders of Edgewood entered into a Stock Purchase Agreement pursuant to which Edgewood was sold to Federated Services Company.

                        PURCHASE, REDEMPTION AND PRICING

  Each Fund's shares are sold on a continuous basis, and may be redeemed by any shareholder, on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be closed on New Year's Day, Presidents Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods of purchase and redemption of shares, and special retirement, withdrawal and exchange plans offered are fully set forth in the Prospectus. Shares may be redeemed by submitting a written request to the Funds, by check in the case of the Money Market Fund, or by telephone, as described in the Prospectus.


  The price per share for a purchase or redemption order received prior to the close of trading on the New York Stock Exchange on any day that the Exchange is open for trading is the net asset value as next determined after the order is received. The Funds' net asset values are determined on each day that the Exchange is open for trading or on any other day in which there is a sufficient degree of trading in the Funds' investments to affect the net asset values, except that the net asset values may not be computed on a day in which no orders to purchase, sell or redeem the shares of the Funds have been received.


  The net asset values of the SBSF Fund, Convertible Securities Fund and SBSF Capital Growth Fund are determined at 4:00 p.m., New York time, each business day, and each is equal to the value of the securities, cash and other assets less liabilities divided by the number of shares outstanding. The net asset value of the SBSF Money Market Fund is determined at 12:00 p.m., New York time, each business day, in the same manner. Securities traded on securities exchanges are valued at the last sales price on the exchange where the security is primarily traded or, lacking any sales, at the mean between the most recent bid and asked quotation. Securities traded over-the-counter are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith by the Board of Directors. Money market instruments are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

  Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset values of the shares of the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of such Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

                              FEDERAL INCOME TAXES

  Each Fund will be treated as a separate entity for purposes of the Internal Revenue Code. Qualification as a regulated investment company under the Internal Revenue Code requires for each Fund, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of stock or securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stock or securities or options thereon; (b) a Fund derive less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of stock or securities (or options thereon) held less than three months; and (c) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, the Funds will not be subject to Federal Income Tax on their net investment income and gains, if any, that are distributed to shareholders, provided each Fund distributes to its shareholders each year at least 90% of its net investment income and short term capital gains, if any. Further, to avoid a non-deductible 4% excise tax, each Fund must generally distribute by December 31 of each calendar year the required amount of capital gain net income and investment company taxable income earned during that calendar year and any prior year underdistribution.


  As of the date of this Statement of Additional Information, the maximum marginal federal individual stated tax rate applicable to ordinary income is 39.6% (effective rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000.

  In addition, the alternative minimum tax rate for noncorporate taxpayers is 26% on taxable excess (alternative minimum taxable income, less the applicable exemption amount) up to $175,000. The alternative minimum tax rate on taxable excess exceeding $175,000 is 28%. The corporate alternative minimum tax rate is 20%.

  An investor may be entitled to invest in shares of a Fund through a tax-deferred retirement plan. Pursuant to the Internal Revenue Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an individual retirement account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age seventy and a half is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of seventy and a half, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individuals IRA by establishing a Simplified Employee Pension Plan, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Internal Revenue Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based upon the Internal Revenue Code and regulations in effect as of the date of this SAI and summarizes only some of the important Federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

  If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Internal Revenue Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.


  Under Treasury Regulations, the Funds are required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who provide either an incorrect taxpayer identification number or no number at all.

                              FINANCIAL STATEMENTS


  The Annual Report of the fiscal year ended November 30, 1995, and the report thereon of independent accountants dated January 17, 1996 are incorporated by reference in this Statement of Additional Information. The Letter to Shareholder contained in such Annual Report is not incorporated by reference and is not part of the registration statement or this Statement of Additional Information.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                              MOODY'S BOND RATINGS


Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
        Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                        MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

  Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

              STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

STANDARD & POOR'S BOND RATINGS

  A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Standard & Poors does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A       Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher-rated categories.
BBB     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.
        Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P form other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into two group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The categories are as follows:

  Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

KEY MUTUAL FUNDS
    SBSF FUND
         SBSF CONVERTIBLE SECURITIES FUND
             SBSF CAPITAL GROWTH FUND
                  SBSF MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                               NOVEMBER 30, 1995

                                    [LOGO]

                                    [LOGO]

                      ------------------------------------

                      SHARES OF KEY MUTUAL FUNDS ARE NOT
                      INSURED BY THE FDIC; ARE NOT
                      DEPOSITS OR OTHER OBLIGATIONS OF, OR
                      GUARANTEED BY, ANY KEYCORP BANK,
                      SPEARS, BENZAK, SALOMON & FARRELL,
                      INC. OR THEIR AFFILIATES; AND ARE
                      SUBJECT TO INVESTMENT RISKS,
                      INCLUDING POSSIBLE LOSS OF THE
                      PRINCIPAL AMOUNT INVESTED.

                      Spears, Benzak, Salomon & Farrell,
                      Inc. ("Spears"), an indirect wholly
                      owned subsidiary of KeyCorp, is the
                      investment adviser to Key Mutual
                      Funds. Spears and Key Trust Company
                      of Ohio, N.A., the Funds' custodian
                      and also a subsidiary of KeyCorp,
                      receive fees from Key Mutual Funds
                      for their services. Key Mutual Funds
                      are distributed by Concord Financial
                      Group, which is not affiliated with
                      Spears, KeyCorp, any KeyCorp bank or
                      their affiliates.

                      ------------------------------------

                      ------------------------------------

                      THIS REPORT IS SUBMITTED FOR THE
                      GENERAL INFORMATION OF THE
                      SHAREHOLDERS OF THE FUNDS. IT IS NOT
                      AUTHORIZED FOR DISTRIBUTION TO
                      PROSPECTIVE INVESTORS IN THE FUNDS
                      UNLESS PRECEDED OR ACCOMPANIED BY AN
                      EFFECTIVE PROSPECTUS, WHICH INCLUDES
                      INFORMATION REGARDING THE FUNDS'
                      OBJECTIVES AND POLICIES, EXPERIENCE
                      OF ITS MANAGEMENT, MARKETABILITY OF
                      SHARES, AND OTHER INFORMATION.

                      ------------------------------------

KEY MUTUAL FUNDS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present our first Annual Report under the new banner of Key Mutual Funds for the year ended November 30, 1995. While SBSF Funds, Inc. is now operating under a different name, the principals of our adviser, Spears, Benzak, Salomon & Farrell, Inc., continue to provide active management of each of the SBSF portfolios. Our commitment to providing you with the highest level of service also remains the same, as do the names of our four Funds: the SBSF Fund, the SBSF Convertible Securities Fund, the SBSF Capital Growth Fund and the SBSF Money Market Fund. You will now find the Funds in your newspapers listed under the heading "Key Funds."

1995 IN REVIEW

Buoyed by near-perfect conditions, the domestic financial markets enjoyed a spectacular year in 1995. Defying predictions of modest returns, stocks registered their strongest annual gain in over three decades, while bonds recovered from one of their worst years ever to post one of their best advances since the 1920s. Every significant domestic equity benchmark bulled its way to all-time highs, including the widely followed Dow Jones Industrial Average, which smashed through both 4,000 and 5,000 within the span of nine months, barely pausing to enjoy the accomplishments.

Our equity Funds participated in the market's advance, posting total returns well above their historical averages. Included herein are charts illustrating the investment performance of each of our equity Funds, net of expenses and fees.

SBSF FUND

The SBSF Fund's performance was greatly aided by its heavy concentration in financial stocks, including banks, insurance companies and financial intermediaries, which benefited from the decline in interest rates throughout the year. A number of portfolio companies were the target of takeover bids at substantial premiums to prevailing market prices, and several more announced significant restructurings that were warmly greeted by investors. Although the SBSF Fund's exposure to technology was limited due to valuation considerations, its major holdings in this rapidly growing industry delivered very strong performance.

SBSF CONVERTIBLE SECURITIES FUND

The convertible securities market enjoyed a strong year as well, benefiting from the strong performance of both the stock and the bond markets. The SBSF Convertible Securities Fund posted better than 20% returns for the third time in five years, boosted by its investments in certain companies that were the subject of takeover bids and by its holdings in the financial and health care industries, including pharmaceuticals. The SBSF Convertible Securities Fund maintains its philosophy of seeking high-yielding securities, which provide ample income while offering substantial long-term appreciation potential.

SBSF CAPITAL GROWTH FUND

As hot as technology stocks were throughout much of 1995, biotechnology issues were even hotter, especially in the fourth quarter. The SBSF Capital Growth Fund was well-represented in both industries, as well as the telecommunications, entertainment and financial services industries, all of which contributed to the Fund's strong performance. We think that investors will favor companies with superior earnings growth in 1996, and the SBSF Capital Growth Fund is fully invested in small and mid-capitalization companies that are expected to deliver such favorable profit gains.

SBSF MONEY MARKET FUND

The Federal Reserve reversed course in 1995. After starting the year with its seventh consecutive increase in the Federal Funds rate, the Fed adopted a policy of monetary ease in July when it lowered both the Fed Funds and the discount rate. As a result, the 7-day effective yield of the SBSF Money Market Fund fell from a high of 5.59% in April to 4.90% (SEC yield 4.78%) at the end of November, little changed from its year-earlier level.

THE OUTLOOK FOR 1996

Flush with the wonderful returns of 1995, investors begin 1996 asking, is an encore in store for this year?

Maybe, maybe not. History suggests that the probability of sustaining such extraordinary returns for more than one year is low. However, the preponderance of evidence points to a continuation in 1996 of the slow growth, low inflation economic environment that is quite favorable for financial assets. Consumers' debt burdens are high, savings are low, and there appears to be little pent-up demand for anything despite lower financing costs. The industrial side of the economy is weak, restrained by tepid final demand and an ongoing inventory correction. Trade has yet to show any bounce, and government expenditures promise to be restrained regardless of the final details of any budget compromise. Even investment spending is expected to decelerate, though it will likely remain the strongest component of GDP, bolstered by corporations' pursuit of ever greater efficiency. Assuming that this pursuit proves successful, earnings could grow even without the benefit of revenue gains, though at a substantially slower pace than in 1995. Perhaps most important, inflation is expected to remain in check, as productivity enhancements and modest wage and benefit increases neutralize any impact of higher commodity costs (e.g., natural gas, which has soared with the onset of cold weather). Steady inflation of 2.5%-3.0% leaves room for the Federal Reserve to lower short-term interest rates further, which could provide support for stock and bond prices.

On the other hand, valuation may be a constraint on the market's upside potential. Despite their reasonable price/earnings ratio, stocks enter the new year with record high price/sales and price/book value ratios and a record low dividend yield. Were interest rates to drop, the expected P/E ratio would expand; however, we are concerned that earnings estimates based on this benign economic outlook are too high, and question whether the tarnish of disappointment would overwhelm the favorable influence of lower rates.

The disturbing political circus transpiring in Washington reminds us that all economic and stock market forecasts are more suspect than usual this year. Not only are projections being made with incomplete data (the result of the partial government shutdown), the ultimate course of many significant sectors relies upon the favor of our elected officials, whose actions are even less predictable than investors'. With this caveat in mind, we believe there is a growing risk that the consensus outlook is too optimistic. The likelihood of a recession has increased as employment trends have deteriorated, threatening income growth, undermining confidence and dampening consumers' propensity to spend. Should the economy weaken meaningfully, earnings will almost certainly decline, as we doubt that costs could be cut fast enough to compensate for revenue shortfalls. In reaction, we think stocks would suffer a long-overdue correction of at least 10%, the first decline of that magnitude since 1990.

Regardless of which economic scenario plays out, the ingredients for a stalemate between the bulls and the bears are in place. We think that domestic stocks will trade within a tighter range in 1996 than last year, with perhaps 15%-20% separating the high and the low for the year. It is difficult to envision substantially greater upside potential, given meager earnings prospects at best; on the other hand, bear markets rarely begin when the Fed is easing.

The challenge facing investors, ourselves included, is identifying those companies that are best equipped to weather the slow/no growth environment ahead. In this environment, we believe that the market will distinguish between secular and cyclical earnings growth, rewarding the former with substantial valuation premiums and penalizing the latter with unusually wide discounts. Earliness will be the investor's bane in 1996; those who buy "value" (i.e., low P/Es) or sell "growth" (high P/Es) too soon will likely lag the averages. However, we will not sacrifice our value discipline to market fashion. We doubt that the high fliers of 1995 will continue to lead the way this year, and we expect to take advantage of opportunities to sell current holdings when valuations are extended. Concurrently, we will seek to establish new positions in stocks that we judge to offer outstanding long-term potential, but only when we believe the price exposes our portfolios to reasonable risk.

Each new year brings new challenges and new opportunities. We look forward to navigating what promises to be an interesting and sometimes surprising voyage through the market's murky waters, and we welcome your questions and comments.

      Respectfully submitted,

      For the Adviser:                               For the Key Mutual Funds'
                                                     Board of Directors:

  /s/ Louis R. Benzak                            /s/ Frank A. Weil

      -----------------------------------------      --------------------------
      Louis R. Benzak                                Frank A. Weil
      Spears, Benzak, Salomon & Farrell, Inc.        Non-Executive Chairman
      Vice Chairman                                  January 17, 1996
      January 17, 1996

--------------------------------------------------------------------------------

An investment in the SBSF Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate and there can be no assurance that the SBSF Money Market Fund will be able to maintain a stable net asset value of $1.00 per share. The SBSF Capital Growth Fund maintains investments in small capitalization companies. These investments have historically experienced a greater degree of volatility than their large capitalization counterparts.

--------------------------------------------------------------------------------

TOP 5 EQUITY POSITIONS AT NOVEMBER 30, 1995

                          SBSF FUND*                                            SBSF CONVERTIBLE SECURITIES FUND*
                          ---------                                             --------------------------------
                                                         % OF                                                              % OF
                                                         NET                                                               NET
COMPANY                                      VALUE      ASSETS    COMPANY                                      VALUE      ASSETS
-------                                    ----------   ------    -------                                    ---------    ------
1. American International Group, Inc.      $8,750,625     7.7%    1. Unocal Corp., 7%, $3.50, Conv. Pfd.     $3,165,000     4.6%
2. General Electric Co.                     5,043,750     4.4     2. AK Steel Holding, 7%, Conv. Pfd.         2,550,000     3.7
3. Cellular Communications Class A          4,787,500     4.2     3. Amax Gold, $3.75, Ser. B, Conv. Pfd.     2,550,000     3.7
4. Avatar Holdings, Inc.                    4,356,165     3.8     4. Bankers Trust NY Corp.                   2,270,625     3.3
5. J.P. Morgan & Co., Inc.                  3,925,000     3.4     5. First Bank System, Inc.,
                                                                     $3.5625, Conv. Pfd.                      2,259,375     3.3

                                                   SBSF CAPITAL GROWTH FUND*

                                                                                         % OF
                                                                                         NET
                                COMPANY                                      VALUE      ASSETS
                                -------                                   -----------   ------
                                1. AT&T Capital Corp.                        $352,662     4.2%
                                2. H&R Block, Inc.                            315,950     3.7
                                3. AirTouch Communications, Inc.              291,250     3.5
                                4. Genetics Institute, Inc.                   263,250     3.1
                                5. PartnerRe Holdings, Ltd., ADR              257,050     3.1

* Each Fund's composition is subject
 to change as market conditions warrant.


                                   SBSF FUND

                        PERFORMANCE FOR THE PERIOD FROM
                     DECEMBER 1, 1985 TO NOVEMBER 30, 1995

                                   SBSF FUND
                                      VS.
                                    S&P 500


                   1986       1987       1988       1989       1990       1991       1992       1993       1994       1995
                  ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
SBSF Fund         11,155     10,323     12,525     16,288     16,181     18,267     19,830     24,381     23,165     30,200

S&P 500           12,768     12,169     14,980     19,572     18,879     22,717     26,938     29,707     30,052     41,174

                                                 (Fiscal Years Ending November 30)

                                                                             SBSF
                                                                             FUND
                                                                            ------
           Fiscal 1995 Total Return                                         +30.37%
           5 Year Average Annual Total Return                               +13.29%
           10 Year Average Annual Total Return                              +11.69%
           Average Annual Return since inception (October 17, 1983)         +12.80%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on December 1, 1985 and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The S&P 500 is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund are net of fees and expenses.

                        SBSF CONVERTIBLE SECURITIES FUND

                        PERFORMANCE FOR THE PERIOD FROM
                APRIL 14, 1988 (INCEPTION) TO NOVEMBER 30, 1995

                        SBSF CONVERTIBLE SECURITIES FUND
                                      VS.
                    LIPPER CONVERTIBLE SECURITIES FUND INDEX
                                      VS.
                                    S&P 500

                                               1988       1989       1990       1991       1992       1993       1994       1995
                                              ------     ------     ------     ------     ------     ------     ------     ------
SBSF Convertible Securities Fund              10,142     11,944     11,326     14,308     15,910     19,477     18,628     22,433
Lipper Convertible Securities Fund Index      10,419     12,224     11,455     13,897     16,461     18,869     18,334     21,622
S&P 500                                       10,821     14,138     13,638     16,411     19,459     21,460     21,709     29,743

                                                 (Fiscal Years Ending November 30)

                                                                                    SBSF
                                                                                 CONVERTIBLE
                                                                               SECURITIES FUND
                                                                               ---------------
        Fiscal 1995 Total Return                                                    +20.43%
        5 Year Average Annual Total Return                                          +14.65%
        Average Annual Return since inception (April 14, 1988)                      +11.18%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on April 14, 1988 (inception) and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Convertible Securities Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The Lipper Convertible Securities Fund Index is an equal-weighted index of the largest mutual funds whose portfolios consist primarily of convertible bonds and convertible preferred stocks. The S&P 500 is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Convertible Securities Fund are net of fees and expenses.

                            SBSF CAPITAL GROWTH FUND

                        PERFORMANCE FOR THE PERIOD FROM
               NOVEMBER 1, 1993 (INCEPTION) TO NOVEMBER 30, 1995

                            SBSF CAPITAL GROWTH FUND
                                      VS.
                                NASDAQ COMPOSITE
                                      VS.
                                S&P MIDCAP INDEX


                                                     11/30/93     5/31/94     11/30/94    5/31/95     11/30/95
                                                     --------     --------    --------    -------     --------
SBSF Capital Growth Fund                              9,850        9,450        9,450      10,475      12,288
Nasdaq Composite                                      9,625        9,380        9,572      11,057      13,589
S&P MidCap Index                                      9,749        9,791        9,745      11,118      12,909

                                                                                      SBSF
                                                                                     CAPITAL
                                                                                     GROWTH
                                                                                      FUND
                                                                                     -------
        Fiscal 1995 Total Return                                                     +30.03%
        Average Annual Return since inception (November 1, 1993)                     +10.40%

--------------------------------------------------------------------------------

The above presentation is a hypothetical illustration of the results of a $10,000 investment on November 1, 1993 (inception) and the subsequent reinvestment of all income dividends and capital gains distributions through November 30, 1995. Investment return and principal value of an investment in the SBSF Capital Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results.

The Nasdaq Composite is an index of stocks listed on The Nasdaq Stock Market, Inc. The S&P MidCap Index is an index of 400 medium capitalization stocks listed on major exchanges and traded in the over-the-counter-market. These indices are unmanaged and therefore not subject to any fees or expenses. The performance figures represented for the SBSF Capital Growth Fund are net of fees and expenses.

SBSF FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS -- 95.7%
AUTOMOBILE -- 2.5%
    100,000   Ford Motor Co..............  $  2,825,000
                                           ------------
BANKS & BANK HOLDING CO. -- 10.4%
     30,000   BankAmerica Corp...........     1,908,750
     50,000   Deposit Guaranty Corp......     2,325,000
    100,000   ISB Financial Corp.........     1,575,000
     50,000   J.P. Morgan & Co., Inc.....     3,925,000
    100,000   Poughkeepsie Savings Bank..       462,500
     43,000   Standard Federal Bancorp...     1,650,125
                                           ------------
                                             11,846,375
                                           ------------
BIOTECHNOLOGY -- 5.0%
     44,000   Genentech, Inc. *..........     2,249,500
     78,000   Genetics Institute, Inc.* .     3,422,250
                                           ------------
                                              5,671,750
                                           ------------
COMMUNICATIONS - 1.3%
    181,800   Osborn Communications*.....     1,431,675
                                           ------------
CONGLOMERATES - 5.0%
    150,000   Hanson, PLC, ADR...........     2,287,500
    225,000   Noel Group, Inc. *.........     1,406,250
    125,000   U.S. Industries, Inc. *....     2,031,250
                                           ------------
                                              5,725,000
                                           ------------
CONSUMER PRODUCTS - 4.4%
     75,000   General Electric Co........     5,043,750
                                           ------------
ELECTRONICS - 2.2%
     18,000   Lam Research Corp. *.......       985,500
     25,000   Intel Corp.................     1,521,875
                                           ------------
                                              2,507,375
                                           ------------
FINANCE & FINANCIAL SERVICES - 2.5%
     37,000   Federal Home Loan Mortgage
                Corp.....................     2,849,000
      1,300   John Nuveen Co. Class A....        34,938
                                           ------------
                                              2,883,938
                                           ------------
HOMEBUILDING - 3.0%
    175,000   Beazer Homes USA, Inc. *...     3,368,750
                                           ------------
HOSPITAL & HEALTH CARE - 2.5%
     30,000   Columbia/HCA Healthcare....     1,548,750
     75,000   Tenet Healthcare Corp. *...     1,340,625
                                           ------------
                                              2,889,375
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (CONTINUED)
INSURANCE - 15.5%
    100,000   PartnerRe Holdings, Ltd.,
                ADR......................  $  2,650,000
     97,500   American International
                Group, Inc...............     8,750,625
    250,077   First Central Financial
                Corp.....................     1,703,650
     12,000   General Re Corp............     1,795,500
     50,000   UNUM Corp..................     2,706,250
                                           ------------
                                             17,606,025
                                           ------------
METALS & MINING - 5.8%
    111,937   Echo Bay Mines Ltd.........     1,161,346
    200,000   Horsham Corp...............     2,725,000
     35,202   Newmont Mining Corp........     1,518,086
    100,000   Santa Fe Pacific Gold
                Corp.....................     1,200,000
                                           ------------
                                              6,604,432
                                           ------------
OIL & GAS AND RELATED - 10.8%
    355,160   Santa Fe Energy
                Resources*...............     3,285,230
     50,000   Tosco Corp.................     1,906,250
    175,000   USX-Marathon Group.........     3,215,625
     50,000   Union Pacific Resources
                Group, Inc...............     1,162,500
    100,000   Unocal Corp................     2,687,500
                                           ------------
                                             12,257,105
                                           ------------
ENTERTAINMENT - 2.3%
     65,000   Time Warner, Inc...........     2,600,000
                                           ------------
REAL ESTATE - 7.1%
    119,347   Avatar Holdings, Inc. *....     4,356,165
    100,000   Cousins Properties, Inc....     1,837,500
     30,000   Milwaukee Land Co.*........       213,750
    100,000   Security Capital Industrial
                Trust (REIT).............     1,662,500
                                           ------------
                                              8,069,915
                                           ------------
STEEL - 4.5%
    100,000   AK Steel Holding Corp .....     3,462,500
    100,000   J & L Specialty Steel,
                Inc......................     1,650,000
                                           ------------
                                              5,112,500
                                           ------------
TECHNOLOGY - 3.8%
     14,600   Banctec, Inc. *............       281,050
     35,000   Cablevision Systems Corp.
                Class A *................     1,942,500
     54,000   DSC Communications Corp.*..     2,139,750
                                           ------------
                                              4,363,300
                                           ------------

                See accompanying Notes to Financial Statements.

SBSF FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION - 7.1%
    115,000   AirTouch Communications,
                Inc.*....................  $  3,349,375
    100,000   Cellular Communications,
                Inc. Class A *...........     4,787,500
                                           ------------
                                              8,136,875
                                           ------------
              Total Common Stocks (Cost
                $87,110,785).............   108,943,140
                                           ------------
CONVERTIBLE PREFERRED STOCKS &
WARRANTS - 1.8%
INSURANCE - 0.0%
          1   First Central Financial
                Corp. Series B Warrant*,
                Expire 3/19/96 **........        32,000
                                           ------------
STEEL - 1.8%
     61,000   AK Steel Holding Corp.
                7% Conv. Pfd.............     2,074,000
                                           ------------
              Total Convertible Preferred
                Stocks & Warrants
                (Cost $1,767,660)........     2,106,000
                                           ------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CONVERTIBLE CORPORATE BONDS - 0.5%
ENTERTAINMENT - 0.5%
$   494,450   Time Warner, Inc., Sub.
                Deb., 8.75%, 1/10/15.....  $    514,846
                                           ------------
              Total Convertible Corporate
                Bonds
                (Cost $518,920)..........       514,846
                                           ------------
U.S. GOVERNMENT SECURITIES -- 1.0%
U.S. TREASURY BILLS -- 1.0%++
    345,000   5.225%, 5/16/96............       336,548
    145,000   5.260%, 5/30/96............       141,172
    725,000   5.280%, 5/30/96............       705,860
                                           ------------
              Total U. S. Government
                Securities
                (Cost $1,183,557)........     1,183,580
                                           ------------
Total Investments
  (Cost $90,580,922)+..........   99.0%    $112,747,566
Other assets, net of other
  liabilities..................    1.0%       1,102,863
                                 -----     ------------
Net Assets.....................  100.0%    $113,850,429
                                 =====     ============

--------------------------------------------------------------------------------
NOTES TO STATEMENT OF INVESTMENTS:

    * Non-income producing.
   ** Series B Warrant, exercisable for the purchase of 123,077 shares of common stock, was acquired in April,
      1993 at no cost and is restricted. This security (0.03% of net assets at November 30, 1995) is valued as determined in good faith under the supervision of the Board of Directors.
    + At November 30, 1995, the net unrealized appreciation on investments based on cost for Federal income tax purposes of $90,580,922, amounted to $22,166,644, which consisted of gross unrealized appreciation of $23,438,121 and gross unrealized depreciation of $1,271,477.
   ++ Rate shown represents annualized yield on date of purchase.
  ADR American Depository Receipt.
 REIT Real Estate Investment Trust.

                See accompanying Notes to Financial Statements.
SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
COMMON STOCKS -- 21.1%
BANKS & BANK HOLDING COMPANIES -- 3.3%
     35,000   Bankers Trust NY Corp......  $  2,270,625
                                           ------------
COMMUNICATIONS -- 0.4%
     15,000   Comcast Corp. Class A
                Special..................       296,250
                                           ------------
CONGLOMERATES -- 1.3%
     60,000   Hanson, PLC, ADR...........       915,000
                                           ------------
FOOD & RELATED -- 2.1%
     35,620   ConAgra, Inc...............     1,420,347
                                           ------------
INSURANCE -- 1.0%
      5,860   CIGNA Corp.................       644,600
                                           ------------
METALS & MINING -- 2.6%
     41,214   Newmont Mining Corp........     1,777,354
                                           ------------
OIL & GAS -- 3.0%
      9,523   Amoco Corp.................       645,183
     75,000   USX-Marathon Group.........     1,378,125
                                           ------------
                                              2,023,308
                                           ------------
TELECOMMUNICATIONS -- 1.4%
     35,000   CommNet Cellular, Inc. *...       949,375
                                           ------------
UTILITIES -- 6.0%
     15,000   Boston Edison Co...........       418,125
     20,000   Houston Industries, Inc....       915,000
     20,000   Unicom Corp................       640,000
     20,000   Union Electric Co..........       802,500
     25,000   Utilicorp United, Inc......       696,875
     30,000   Washington Gas Light Co....       626,250
                                           ------------
                                              4,098,750
                                           ------------
              Total Common Stocks
                (Cost $12,428,118).......    14,395,609
                                           ------------
PREFERRED STOCKS -- 46.9%
CONVERTIBLE PREFERRED STOCKS - 42.3%
BANKS & BANK HOLDING COMPANIES -- 6.4%
     25,000   First Bank System, Inc.
                $3.5625..................     2,259,375
     30,000   Glendale Federal Bank,
                Series E.................     1,267,500
     50,000   Independence Bancorp, Inc.
                9%, Series A.............       843,750
                                           ------------
                                              4,370,625
                                           ------------
PAPER & FOREST PRODUCTS -- 1.8%
     25,000   James River Corp.,
                Series L.................     1,253,125
                                           ------------
ELECTRONICS EQUIPMENT -- 2.2%
     90,000   Westinghouse Electric,
                $1.30, Series C ++.......     1,507,500
                                           ------------

  SHARES                                      VALUE
-----------                                ------------
PREFERRED STOCKS (CONTINUED)
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
HOMEBUILDING -- 2.7%
     60,000   Beazer Homes USA, Inc.,
                8%.......................  $  1,815,000
                                           ------------
INSURANCE -- 4.0%
     28,000   Jefferson Pilot Corp.,
                7.25%....................     2,051,000
     10,000   PennCorp Financial Group,
                Inc., $3.375.............       675,000
                                           ------------
                                              2,726,000
                                           ------------
LEISURE & ENTERTAINMENT -- 1.2%
     20,000   AMC Entertainment, Inc.
                $1.75....................       780,000
                                           ------------
METALS & MINING -- 3.7%
     50,000   Amax Gold, Inc.
                $3.75, Series B..........     2,550,000
                                           ------------
OIL & GAS -- 9.2%
     20,000   Diamond Shamrock, Inc.
                $2.50++..................     1,095,000
     20,000   Lomak Petroleum, Inc.
                7.5%**...................       525,000
     58,600   Noble Drilling Corp.,
                $1.50....................     1,465,000
     60,000   Unocal Corp., 7%, $3.50....     3,165,000
                                           ------------
                                              6,250,000
                                           ------------
REAL ESTATE -- 3.4%
     27,000   Catellus Development Corp.
                Series B, Exch. ++.......     1,039,500
     50,000   Oasis Residential, Inc.
                $2.25, Series A..........     1,250,000
                                           ------------
                                              2,289,500
                                           ------------
STEEL -- 3.7%
     75,000   AK Steel Holding Corp.,
                7%.......................     2,550,000
                                           ------------
TECHNOLOGY -- 4.0%
     30,000   Cablevision Systems Corp.
                8.50%, Series I..........       832,500
     20,000   General Motors Corp. Series
                C........................     1,435,000
     14,500   UNISYS Corp., $3.75
                Series A.................       442,250
                                           ------------
                                              2,709,750
                                           ------------
              Total Convertible
                Preferred Stocks
                (Cost $25,730,093).......    28,801,500
                                           ------------

                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  SHARES                                      VALUE
-----------                                ------------
PREFERRED STOCKS (CONTINUED)
NON-CONVERTIBLE PREFERRED STOCKS -- 4.6%
BANKS & BANK HOLDING COMPANIES -- 4.6%
     30,000   Chevy Chase Savings Bank
                13%, Series A............  $    915,000
     25,000   Fidelity Federal Bank
                12%, Series A............       625,000
     59,000   Riggs National Corp.
                10.75%, Series B.........     1,622,500
                                           ------------
                                              3,162,500
                                           ------------
              Total Non-Convertible
                Preferred Stocks
                (Cost $2,972,000)........     3,162,500
                                           ------------
              Total Preferred Stocks
                (Cost $28,702,093).......    31,964,000
                                           ------------

 PRINCIPAL
  AMOUNT
-----------
CORPORATE BONDS -- $23.1%
CONVERTIBLE BONDS -- 20.5%
BANKS & BANK HOLDING COMPANIES -- 2.6%
$   600,000   First Republic Bancorp,
                Inc., Sub. Debs., 7.25%,
                12/1/02..................       600,750
    400,000   Fort Bend Holding Corp.
                Sub. Debs., 8.00%,
                12/1/05..................       402,000
    600,000   Midlantic Bank, Inc., Sub.
                Debs., 8.25%, 7/1/10.....       738,000
                                           ------------
                                              1,740,750
                                           ------------
DRUGS & HEALTH CARE -- 0.8%
    500,000   Centocor, Inc., Sub. Debs.,
                7.25%, 2/1/01............       443,750
    216,000   Medical Imaging Centers of
                America, Inc., Sub.
                Debs., 6.00%,
                4/30/99 **...............       100,440
                                           ------------
                                                544,190
                                           ------------
INSURANCE -- 2.5%
    600,000   American Travellers Corp.
                Sub. Debs., 6.50%,
                10/1/05..................       760,500
    300,000   First Central Financial
                Corp., Sub. Debs., 9.00%,
                8/1/00 **................       300,000
    600,000   Trenwick Group, Inc., Sub.
                Debs., 6.00%, 12/15/99...       653,250
                                           ------------
                                              1,713,750
                                           ------------


 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS $(CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
METALS & MINING -- 1.0%
$   700,000   Homestake Mining Co., Euro,
                Sub. Deb., 5.50%
                6/23/00++................  $    689,500
                                           ------------








OFFICE EQUIPMENT -- 1.4%
  1,000,000   UNISYS Corp., Sub. Note,
                8.25%, 8/1/00............       918,750
                                           ------------
OIL & GAS -- 1.3%
    700,000   Pennzoil Co., Sub. Debs.,
                6.50%, 1/15/03...........       862,750
                                           ------------
ENTERTAINMENT -- 2.7%
  1,771,600   Time Warner, Inc., Sub.
                Debs., 8.75%, 1/10/15....     1,844,679
                                           ------------
RETAIL -- 0.7%
    500,000   Price/Costco Inc., Sub.
                Debs., 6.75%, 3/01/01....       506,250
                                           ------------
TECHNOLOGY -- 3.4%
    500,000   General Signal Corp., Sub.
                Debs., 5.75%, 6/1/02.....       520,000
  1,461,000   Recognition International,
                Sub. Debs., 7.25%,
                4/15/11..................     1,307,595
    300,000   3 Com Corp., Sub. Debs.,
                10.25%, 11/1/01++........       486,750
                                           ------------
                                              2,314,345
                                           ------------
TELECOMMUNICATION -- 0.3%
    200,000   International Cabletel,
                Inc. Sub. Debs., 7.25%,
                4/15/05++................       226,500
                                           ------------
UTILITIES -- 3.8%
  2,500,000   Consolidated Natural Gas
                Co., Sub. Debs., 7.25%,
                12/15/15*................     2,600,000
                                           ------------
              Total Convertible Bonds
                (Cost $13,179,692).......    13,961,464
                                           ------------
NON-CONVERTIBLE BONDS -- 2.6%
COMMUNICATIONS -- 1.5%
  1,000,000   Comcast Corp.
                9.375%, 5/15/05..........     1,037,500
                                           ------------
INSURANCE -- 0.8%
    500,000   National Re Corp.
                8.85%, 1/15/05...........       557,500
                                           ------------


                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
CORPORATE BONDS (CONTINUED)
NON-CONVERTIBLE BONDS (CONTINUED)
OIL & GAS -- $0.3%
$   200,000   Equitable Resources, Inc.,
                Sub. Debs., 7.50%,
                7/1/99...................  $    210,000
                                           ------------
              Total Non-Convertible Bonds
                (Cost $1,726,237)........     1,805,000
                                           ------------
              Total Corporate Bonds
                (Cost $14,905,929).......    15,766,464
                                           ------------
U.S. GOVERNMENT SECURITIES -- 14.3%
U.S. TREASURY BILLS -- 12.4%***
     20,000   5.240%, 3/14/96............        19,692
  1,000,000   5.250%, 3/14/96............       984,600
    200,000   5.295%, 3/14/96............       196,920
     50,000   5.305%, 3/14/96............        49,230
    110,000   5.380%, 3/14/96............       108,306
    720,000   5.295%, 3/21/96............       707,328
    230,000   5.310%, 3/21/96............       225,952
    200,000   5.305%, 4/18/96............       195,920
  2,000,000   5.310%, 4/18/96............     1,959,200


 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES -- 14.3%
U.S. TREASURY BILLS -- 12.4%***
$    50,000   5.240%, 4/25/96............        48,930
     70,000   5.270%, 4/25/96............        68,502
    325,000   5.290%, 4/25/96............       318,045
  2,000,000   5.310%, 5/02/96............     1,955,000
    200,000   5.240%, 5/09/96............       195,300
     50,000   5.225%, 5/16/96............        48,775
    300,000   5.210%, 5/30/96............       292,080
     70,000   5.240%, 5/30/96............        68,152
     50,000   5.260%, 5/30/96............        48,680
  1,000,000   5.315%, 5/30/96............       973,600
                                           ------------
              Total U.S. Treasury Bills
                (Cost $8,465,090)........     8,464,212
                                           ------------
U.S. TREASURY NOTES -- 1.9%
  1,290,000   7.250%, 11/30/96
                (Cost $1,286,090)........  $  1,312,173
                                           ------------
              Total U.S. Government
                Securities
                (Cost $9,751,180)........     9,776,385
                                           ------------
Total Investments
  (Cost $65,787,320)+........   105.4%       71,902,458
Other liabilities, net of
  other assets...............    (5.4%)      (3,690,713)
                               ------      ------------
Net Assets...................   100.0%     $ 68,211,745
                                =====       ===========




















--------------------------------------------------------------------------------

NOTES TO STATEMENT OF INVESTMENTS:

   *   Non-income producing.
  **   The following securities are restricted:

                                                                                                                      % OF
                                SECURITY                            ACQUISITION COST         DATE ACQUIRED         NET ASSETS
       ----------------------------------------------------------   ----------------      --------------------     ----------
       First Central Financial Corp., Sub. Deb., 9%, 8/1/00             $296,625              August 1988              0.4
       Lomak Petroleum, Inc., 7.5%, Conv. Pfd.                          $500,000               June 1993               0.8
       Medical Imaging Centers of America, Inc., Conv. Sub.
       Deb., 6%, 4/30/99                                                $216,000                May 1989               0.1

       The Fund's prospectus permits the acquisition of restricted securities consistent with the Fund's investment objectives. The Fund has the right to include its shares, upon conversion, in any registration undertaken by the issuing company. These securities are valued as determined in good faith under the supervision of the Board of Directors.
 ***   Rate shown represents annualized yield on date of purchase.
   +   At November 30, 1995, the net unrealized appreciation on investments, based on cost for Federal income tax purposes of $65,787,320, amounted to $6,115,138 which consisted of gross unrealized appreciation of $7,064,535 and gross unrealized depreciation of $949,397.
  ++   These securities are restricted to resale to qualified institutional investors only.
 ADR   American Depository Receipt.




                See accompanying Notes to Financial Statements.

SBSF CONVERTIBLE SECURITIES FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
COMMON STOCKS -- 95.2%
AIR FREIGHT -- 1.7%
    5,100   Airborne Freight Corp.........  $   143,437
                                            -----------
AUTOMOTIVE -- 3.6%
    5,400   Borg-Warner Automotive, Inc...      159,975
    5,000   Lear Seating Corp.*...........      140,000
                                            -----------
                                                299,975
                                            -----------
BIOTECHNOLOGY -- 12.1%
    2,400   Amgen, Inc.*..................      119,100
    2,900   Biogen, Inc.*.................      158,050
    7,000   CellPro, Inc.*................       85,750
    6,000   Genetics Institute, Inc.*.....      263,250
    3,100   Genzyme Corp.*................      202,275
   14,550   Neorx Corp.*..................       90,028
   13,000   SangStat Medical Corp.*.......      101,563
                                            -----------
                                              1,020,016
                                            -----------
BROADCASTING -- 0.6%
    6,000   Osborn Communications*........       47,250
                                            -----------
ELECTRONICS -- 7.9%
    2,800   International Rectifier
              Corp.*......................      138,950
    4,000   Lam Research Corp.*...........      219,000
   17,400   Rexel, Inc.*..................      234,900
    7,100   SubMicron Systems, Inc.*......       71,000
                                            -----------
                                                663,850
                                            -----------
FINANCE & FINANCIAL SERVICES -- 7.9%
    8,900   AT&T Capital Corp.............      352,662
    7,100   H&R Block, Inc................      315,950
                                            -----------
                                                668,612
                                            -----------
FOOD & LODGING -- 4.6%
    6,000   Dole Food, Inc................      225,750
   11,800   Servico, Inc.*................      159,300
                                            -----------
                                                385,050
                                            -----------
HOMEBUILDING -- 3.0%
   13,000   Beazer Homes USA, Inc.*.......      250,250
                                            -----------
INSURANCE -- 5.2%
    9,700   PartnerRe Holdings, Ltd.,
              ADR.........................      257,050
    4,350   Orion Capital Corp............      181,613
                                            -----------
                                                438,663
                                            -----------
LEISURE & ENTERTAINMENT -- 6.3%
    7,200   BET Holdings Inc., Class A*...      203,362
    5,250   Gaylord Entertainment Co......      132,563
   15,000   Spelling Entertainment Group,
              Inc.........................      198,750
                                            -----------
                                                534,675
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (CONTINUED)
OIL & GAS -- 6.4%
   13,000   DLB Oil & Gas, Inc.*..........  $   120,250
    7,000   Noble Affiliates, Inc.........      189,875
    6,000   Tosco Corp....................      228,750
                                            -----------
                                                538,875
                                            -----------
PACKAGING -- 1.9%
   10,000   Brockway Standard Holdings*...      158,750
                                            -----------








RETAIL -- 4.7%
    6,200   AutoZone, Inc.*...............      180,575
    9,000   Hannaford Brothers Co.........      216,000
                                            -----------
                                                396,575
                                            -----------
STEEL -- 2.9%
    7,000   AK Steel Holding Corp.........      242,375
                                            -----------
TECHNOLOGY -- 12.0%
    3,200   Cablevision Systems Corp.
              Class A*....................      177,600
    6,000   Centigram Communication
              Corp.*......................      129,000
    8,300   Cheyenne Software, Inc.*......      192,975
   15,000   Phoenix Technologies Ltd.*....      185,625
   10,500   Planar Systems, Inc.*.........      165,375
    4,300   Reynolds & Reynolds Co. Class
              A...........................      163,938
                                            -----------
                                              1,014,513
                                            -----------
TELECOMMUNICATION -- 7.2%
   10,000   AirTouch
              Communications, Inc.*.......      291,250
    3,400   Cellular Communications, Inc.
              Class A*....................      162,775
    6,800   Mobile Telecommunications
              Technologies, Corp.*........      156,400
                                            -----------
                                                610,425
                                            -----------
MISCELLANEOUS -- 7.2%
    7,000   Dimark, Inc.*.................       98,000
   18,000   Mail-Well, Inc.*..............      207,000
   10,000   Northwest Pipe Co.*...........      100,000
    4,600   Norwood Promotional Products,
              Inc.*.......................       80,500
   20,000   Strategic Distribution,
              Inc.*.......................      125,000
                                            -----------
                                                610,500
                                            -----------
            Common Stocks
              (Cost $6,686,103)...........    8,023,791
                                            -----------



                See accompanying Notes to Financial Statements.

SBSF CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                        VALUE
---------                                   -----------
U.S. GOVERNMENT SECURITIES -- 3.3%
U.S. TREASURY BILLS -- 3.3%++
$  35,000   5.350%, 2/01/96...............  $    34,675
   10,000   5.265%, 3/14/96...............        9,846
  100,000   5.380%, 3/14/96...............       98,460
   25,000   5.305%, 4/18/96...............       24,490
  110,000   5.290%, 5/09/96...............      107,415
                                            -----------
            Total U. S. Government
              Securities (Cost $274,873)..      274,886
                                            -----------
Total Investments
  (Cost $6,960,976)+.........    98.5%        8,298,677
Other assets, net of other
  liabilities................     1.5%          127,777
                               ------      ------------
Net Assets...................   100.0%     $  8,426,454
                                =====       ===========

--------------------------------------------------------------------------------

SBSF MONEY MARKET FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES -- 100.0%
U.S. TREASURY BILLS++ -- 100.0%
$   900,000   5.350%, 12/07/95...........  $    899,198
    185,000   5.400%, 12/07/95...........       184,834
    470,000   5.210%, 12/14/95...........       469,116
    925,000   5.125%, 12/21/95...........       922,366
    400,000   5.235%, 12/21/95...........       398,837
  1,300,000   5.445%, 1/04/96............     1,293,315
  1,600,000   5.410%, 1/11/96............     1,590,141
  1,000,000   5.250%, 1/18/96............       993,000
    800,000   5.330%, 1/25/96............       793,485
  1,530,000   5.415%, 2/01/96............     1,515,731
    970,000   5.295%, 2/08/96............       960,156
    200,000   5.355%, 2/08/96............       197,947
     30,000   5.310%, 2/15/96............        29,664
  1,000,000   5.330%, 2/15/96............       988,748
    300,000   5.415%, 2/15/96............       296,570
    525,000   5.290%, 3/07/96............       517,517
    500,000   5.300%, 3/07/96............       492,860
    160,000   5.350%, 3/07/96............       157,694
    300,000   5.360%, 3/07/96............       295,667
    690,000   5.375%, 3/07/96............       680,006
    110,000   5.420%, 3/07/96............       108,393
    280,000   5.450%, 3/07/96............       275,888
     60,000   5.200%, 3/14/96............        59,099
    890,000   5.228%, 3/14/96............       876,560
     80,000   5.230%, 3/14/96............        78,791

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                ------------
U.S. GOVERNMENT SECURITIES (CONTINUED)
U.S. TREASURY BILLS++ (CONTINUED)
$   485,000   5.235%, 3/14/96............  $    477,665
     30,000   5.295%, 3/14/96............        29,541
    300,000   5.300%, 3/21/96............       295,097
    700,000   5.370%, 3/21/96............       688,410
     85,000   5.270%, 4/18/96............        83,270
    510,000   5.315%, 4/18/96............       499,534
     50,000   5.240%, 5/09/96............        48,836
    850,000   5.255%, 5/09/96............       830,148
    825,000   5.280%, 5/09/96............       805,640
     30,000   5.290%, 5/09/96............        29,295
  1,275,000   5.300%, 5/09/96............     1,244,967
    870,000   5.225%, 5/16/96............       848,913
     85,000   5.190%, 5/30/96............        82,782
    380,000   5.200%, 5/30/96............       370,065
    460,000   5.285%, 5/30/96............       447,777
                                           ------------
              Total U.S. Treasury Bills
                (Cost $21,857,523).......    21,857,523
                                           ------------
Total Investments
  (Cost $21,857,523)+........   100.0%       21,857,523
Other liabilities, net of
  other assets...............     0.0%           (9,184)
                               ------      ------------
Net Assets...................   100.0%     $ 21,848,339
                                =====       ===========

--------------------------------------------------------------------------------

NOTES TO STATEMENTS OF INVESTMENTS:

   *   Non-income producing.
   +   At November 30, 1995, the SBSF Capital Growth Fund's net unrealized appreciation on investments based on cost for Federal income tax purposes of $6,960,976, amounted to $1,337,701, which consisted of gross unrealized appreciation of $1,441,864 and gross unrealized depreciation of $104,163. The SBSF Money
       Market Fund's cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.
  ++   Rate shown represents annualized yield on date of purchase.

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                          SBSF            SBSF             SBSF
                                                                      CONVERTIBLE        CAPITAL          MONEY
                                                        SBSF           SECURITIES        GROWTH           MARKET
                                                        FUND              FUND            FUND             FUND
                                                   --------------     ------------     -----------     ------------
ASSETS:
  Investment in securities, at value...............  $ 112,747,566    $ 71,902,458     $ 8,298,677     $ 21,857,523
  Cash.............................................         18,011          23,172          17,617           17,631
  Receivable for investment securities sold........      1,123,151              --         204,846               --
  Receivable for Fund shares sold..................         23,791          73,153              --              447
  Dividends and interest receivable................        120,170         463,952           2,615               --
  Deferred organizational expenses -- Note 2(e)....             --              --          17,334               --
  Prepaid expenses.................................          6,432           3,715             477            9,272
                                                     -------------    ------------     -----------     ------------
         Total Assets..............................    114,039,121      72,466,450       8,541,566       21,884,873
                                                     -------------    ------------     -----------     ------------
LIABILITIES:
  Payable for investment securities purchased......             --       4,138,870          90,000               --
  Payable for Fund shares redeemed.................             --           5,000              --           18,000
  Due to investment advisor -- Note 3(a)...........         69,009          41,276           5,169               --
  Due to administrator -- Note 3(a)................         16,929          12,364              --            4,375
  Distribution fees payable -- Note 3(c)...........            504           2,002             168               --
  Accrued expenses and other liabilities...........        102,250          55,193          19,775           14,159
                                                     -------------    ------------     -----------     ------------
         Total Liabilities.........................        188,692       4,254,705         115,112           36,534
                                                     -------------    ------------     -----------     ------------
NET ASSETS -- Applicable to 6,476,957, 5,609,335,
  856,895 and 21,848,339 shares, respectively, of
  common stock outstanding, par value $0.01
  (25 million shares authorized for each of the
  SBSF Fund, SBSF Convertible Securities Fund and
  SBSF Capital Growth Fund and 175 million shares
  authorized for SBSF Money Market Fund)...........  $ 113,850,429    $ 68,211,745     $ 8,426,454     $ 21,848,339
                                                     =============    ============     ===========     ============
NET ASSET VALUE AND REDEMPTION VALUE PER SHARE.....         $17.58          $12.16           $9.83            $1.00
                                                     =============    ============     ===========     ============
IDENTIFIED COST OF INVESTMENT SECURITIES...........  $  90,580,922    $ 65,787,320     $ 6,960,976     $ 21,857,523
                                                     =============    ============     ===========     ============
ANALYSIS OF NET ASSETS:
  Paid-in capital..................................  $  78,850,462    $ 59,849,771     $ 6,845,269     $ 21,848,339
  Accumulated net investment income................        187,461         440,726              --               --
  Accumulated net realized gain....................     12,645,862       1,806,110         243,484               --
  Net unrealized appreciation......................     22,166,644       6,115,138       1,337,701               --
                                                     -------------    ------------     -----------     ------------
NET ASSETS.........................................  $ 113,850,429    $ 68,211,745     $ 8,426,454     $ 21,848,339
                                                     =============    ============     ===========     ============

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                               SBSF         SBSF         SBSF
                                                                           CONVERTIBLE     CAPITAL       MONEY
                                                                 SBSF       SECURITIES     GROWTH       MARKET
                                                                 FUND          FUND         FUND         FUND
                                                             ------------  ------------  -----------  -----------
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign tax withheld of $30,686,
      $9,355, $0 and $0, respectively)...................... $  1,710,679  $  2,308,436  $    35,992  $        --
    Interest................................................      667,284     1,748,923       27,573    1,508,565
                                                             ------------  ------------  -----------  -----------
         Total Income.......................................    2,377,963     4,057,359       63,565    1,508,565
                                                             ------------  ------------  -----------  -----------
  Expenses:
    Investment advisory fees -- Note 3(a)...................      815,718       455,976       48,811       65,340
    Administration fees -- Note 3(a)........................      204,371       141,195       16,210       65,340
    Transfer agent fees.....................................       76,560        32,513       17,456       17,856
    Professional fees.......................................       71,168        42,697        9,464       11,656
    Custodian fees..........................................       30,241        18,151        6,290       10,040
    Directors' fees and expenses............................       32,707        18,380        2,084        7,291
    Federal and state registration fees.....................       30,615        20,562       11,472       15,448
    Shareholder reports.....................................       24,256        12,127        5,568        5,296
    Proxy expenses..........................................       18,032         9,958        2,336        4,736
    Distribution fees -- Note 3(c)..........................        3,910         8,815          367           --
    Amortization of deferred org. expenses -- Note 2(e).....           --            --        5,928           --
    Miscellaneous...........................................       64,110        38,037        6,433       26,458
                                                             ------------  ------------  -----------  -----------
         Total Expenses.....................................    1,371,688       798,411      132,419      229,461
    Less advisory and admin. fees waived -- Note 3(a).......           --            --      (54,630)     (65,340)
                                                             ------------  ------------  -----------  -----------
         Total Expenses after fees waived...................    1,371,688       798,411       77,789      164,121
                                                             ------------  ------------  -----------  -----------
NET INVESTMENT INCOME (LOSS)................................    1,006,275     3,258,948      (14,224)   1,344,444
                                                             ------------  ------------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN:
    Net realized gain.......................................   13,315,892     1,851,621      348,226           --
    Net change in unrealized appreciation/depreciation......   14,528,504     6,158,941    1,389,568           --
                                                             ------------  ------------  -----------  -----------
    Net realized and unrealized gain........................   27,844,396     8,010,562    1,737,794           --
                                                             ------------  ------------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........ $ 28,850,671  $ 11,269,510  $ 1,723,570  $ 1,344,444
                                                              ===========   ===========   ==========   ==========

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 1995 AND 1994
--------------------------------------------------------------------------------

                                                                                            SBSF CONVERTIBLE
                                                             SBSF FUND                      SECURITIES FUND
                                                  --------------------------------    ----------------------------
                                                       1995              1994             1995            1994
                                                  --------------    --------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss)....................  $   1,006,275    $   1,554,471    $  3,258,948    $  3,101,305
  Net realized gain (loss)........................     13,315,892        5,764,750       1,851,621       1,961,870
  Net change in unrealized
    appreciation/depreciation.....................     14,528,504      (12,986,391)      6,158,941      (7,657,201)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations.....................     28,850,671       (5,667,170)     11,269,510      (2,594,026)
                                                    -------------    -------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (1,381,884)      (1,435,887)     (3,264,148)     (3,072,731)
  Net realized gains..............................     (6,410,386)     (14,351,618)     (2,024,717)     (1,531,503)
                                                    -------------    -------------    ------------    ------------
  Total dividends and distributions...............     (7,792,270)     (15,787,505)     (5,288,865)     (4,604,234)
                                                    -------------    -------------    ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sales of shares...................      9,655,102       13,715,743      10,607,323      15,224,590
  Reinvestment of dividends -- Note 2(c)..........      6,965,298       13,966,927       4,584,685       3,979,303
                                                    -------------    -------------    ------------    ------------
                                                      16,620,400        27,682,670      15,192,008      19,203,893
  Cost of shares redeemed.........................    (33,561,293)     (19,050,298)    (11,805,600)    (17,697,515)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease) in net assets from
    capital stock transactions....................    (16,940,893)       8,632,372       3,386,408       1,506,378
                                                    -------------    -------------    ------------    ------------
  Total increase (decrease) in net assets.........      4,117,508      (12,822,303)      9,367,053      (5,691,882)
NET ASSETS:
  Beginning of year...............................    109,732,921      122,555,224      58,844,692      64,536,574
                                                    -------------    -------------    ------------    ------------
  End of year**...................................  $ 113,850,429    $ 109,732,921    $ 68,211,745    $ 58,844,692
                                                    =============    =============    ============    ============
  **Includes accumulated
      net investment income.......................  $     187,461    $     563,070    $    440,726    $    445,926
                                                    =============    =============    ============    ============
SHARE TRANSACTIONS:
  Shares sold.....................................        635,920          882,810         932,395       1,283,206
  Dividends reinvested............................        495,839          893,280         425,055         337,053
                                                    -------------    -------------    ------------    ------------
                                                        1,131,759        1,776,090       1,357,450       1,620,259
  Shares redeemed.................................     (2,203,122)      (1,197,072)     (1,074,238)     (1,464,670)
                                                    -------------    -------------    ------------    ------------
  Net increase (decrease).........................     (1,071,363)         579,018         283,212         155,589
                                                    =============    =============    ============    ============








































                                                     SBSF CAPITAL GROWTH FUND         SBSF MONEY MARKET FUND
                                                    ---------------------------    ----------------------------
                                                       1995              1994            1995            1994
                                                    -----------       -----------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income (loss)....................  $   (14,224)     $    (6,119)     $  1,344,444    $    569,363
  Net realized gain (loss)........................      348,226          (90,508)            --              --
  Net change in unrealized
    appreciation/depreciation.....................    1,389,568          (55,497)            --              --
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease) in net assets
    resulting from operations.....................    1,723,570         (152,124)        1,344,444         569,363
                                                    -----------      -----------      ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................           --               --        (1,344,444)       (569,363)
  Net realized gains..............................           --               --                --              --
                                                    -----------      -----------      ------------    ------------
  Total dividends and distributions...............           --               --        (1,344,444)       (569,363)
                                                    -----------      -----------      ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sales of shares...................    2,870,339        3,269,547        43,066,229      56,655,541
  Reinvestment of dividends -- Note 2(c)..........           --               --         1,297,266         558,485
                                                    -----------      -----------      ------------    ------------
                                                      2,870,339        3,269,547        44,363,495      57,214,026
  Cost of shares redeemed.........................     (308,806)        (632,263)      (51,120,858)    (44,830,469)
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease) in net assets from
    capital stock transactions....................    2,561,533        2,637,284        (6,757,363)     12,383,557
                                                    -----------      -----------      ------------    ------------
  Total increase (decrease) in net assets.........    4,285,103        2,485,160        (6,757,363)     12,383,557
NET ASSETS:
  Beginning of year...............................    4,141,351        1,656,191        28,605,702      16,222,145
                                                    -----------      -----------      ------------    ------------
  End of year**...................................  $ 8,426,454      $ 4,141,351      $ 21,848,339    $ 28,605,702
                                                    ===========      ===========      ============    ============
  **Includes accumulated
      net investment income.......................  $        --      $        --      $         --    $         --
                                                    ===========      ===========      ============    ============
SHARE TRANSACTIONS:
  Shares sold.....................................      343,971          419,260        43,066,229      56,655,541
  Dividends reinvested............................           --               --         1,297,266         558,485
                                                    -----------      -----------      ------------    ------------
                                                        343,971          419,260        44,363,495      57,214,026
  Shares redeemed.................................      (34,601)         (81,955)      (51,120,858)    (44,830,469)
                                                    -----------      -----------      ------------    ------------
  Net increase (decrease).........................      309,370          337,305        (6,757,363)     12,383,557
                                                    ===========      ===========      ============    ============


                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              SBSF FUND
                                      ---------------------------------------------------------
                                                   FISCAL YEAR ENDED NOVEMBER 30,
                                      ---------------------------------------------------------
                                        1995         1994        1993        1992        1991
                                      --------     --------    --------    --------    --------
Per Share Operating Performance:
Net asset value, beginning of
  period............................    $14.54       $17.59      $15.64      $16.47      $15.57
 Net investment income (loss).......      0.15         0.21        0.34        0.42        0.50
 Net realized and unrealized gain
 (loss).............................      3.98        (0.94)       3.01        0.91        1.40
                                      --------     --------    --------    --------    --------
Total from investment operations....      4.13        (0.73)       3.35        1.33        1.90
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.20)       (0.20)      (0.39)      (0.56)      (0.59)
 Distributions from net realized
 gains..............................     (0.89)       (2.12)      (1.01)      (1.60)      (0.41)
                                      --------     --------    --------    --------    --------
Total dividends and distributions...     (1.09)       (2.32)      (1.40)      (2.16)      (1.00)
                                      --------     --------    --------    --------    --------
Net asset value, end of period......    $17.58       $14.54      $17.59      $15.64      $16.47
                                      ========     ========    ========    ========    ========
Total Investment Return.............    +30.37%       -4.99%     +22.95%      +8.56%     +12.89%
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................  $113,850     $109,733    $122,555    $105,325    $130,171
Ratio of expenses to average net
 assets.............................      1.26%        1.23%       1.15%       1.16%       1.15%
Ratio of net investment income
 (loss) to average net assets.......      0.93%        1.31%       2.05%       2.68%       3.11%
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........        --           --          --          --          --
                                      --------     --------    --------    --------    --------
Portfolio Turnover Rate.............        59%          83%         70%         45%         50%




                                              SBSF CONVERTIBLE SECURITIES FUND                      SBSF CAPITAL GROWTH FUND
                                      ----------------------------------------------------       -------------------------------
                                               FISCAL YEAR ENDED NOVEMBER 30,                             NOVEMBER 30,
                                      ----------------------------------------------------       -------------------------------
                                       1995       1994         1993         1992       1991       1995        1994       1993(1)
                                      -------    -------     --------     -------    -------     --------     -------    -------
Per Share Operating Performance:
Net asset value, beginning of
  period............................    $11.05      $12.48     $10.98     $10.65      $9.15        $7.56       $7.88      $8.00
 Net investment income (loss).......      0.60        0.61       0.57       0.59       0.67        (0.02)      (0.01)(4)  (0.05)
 Net realized and unrealized gain
 (loss).............................      1.50       (1.12)      1.79       0.56       1.63         2.29       (0.31)(4)  (0.07)
                                       -------     -------    -------    -------    -------       ------      ------     -------
Total from investment operations....      2.10       (0.51)      2.36       1.15       2.30         2.27       (0.32)     (0.12)
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.61)      (0.61)     (0.57)     (0.72)     (0.71)          --          --         --
 Distributions from net realized
 gains..............................     (0.38)      (0.31)     (0.29)     (0.10)     (0.09)          --          --         --
                                       -------     -------    -------    -------    -------       ------      ------     -------
Total dividends and distributions...     (0.99)      (0.92)     (0.86)     (0.82)     (0.80)          --          --         --
                                       -------     -------    -------    -------    -------       ------      ------     -------
Net asset value, end of period......    $12.16      $11.05     $12.48     $10.98     $10.65        $9.83       $7.56      $7.88
                                       =======     =======    =======    =======    =======       ======      ======    =======
Total Investment Return.............    +20.43%      -4.36%    +22.42%    +11.20%    +26.33%      +30.03%      -4.06%     -1.50%(2)
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................   $68,212     $58,845    $64,537    $42,442    $28,123       $8,426      $4,141     $1,656
Ratio of expenses to average net
 assets.............................      1.31%       1.30%      1.24%      1.32%      1.37%        1.20%       1.22%      2.50%(3)
Ratio of net investment income
 (loss) to average net assets.......      5.36%       5.20%      4.75%      6.78%      8.50%       -0.22%      -0.17%    -12.65%(3)
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........        --          --         --         --         --         0.84%       1.00%      0.93%
                                       -------     -------    -------    -------    -------       ------      ------     -------
Portfolio Turnover Rate.............        52%         49%        30%        42%        53%          97%         80%         0%










                                                     SBSF MONEY MARKET FUND
                                       -----------------------------------------------------
                                                  FISCAL YEAR ENDED NOVEMBER 30,
                                       -----------------------------------------------------
                                         1995        1994       1993       1992       1991
                                       --------    --------   --------   --------   --------
Per Share Operating Performance:
Net asset value, beginning of
  period............................     $1.000      $1.000     $1.000    $1.000     $1.000
 Net investment income (loss).......      0.051       0.034      0.026     0.034      0.058
 Net realized and unrealized gain
 (loss).............................         --          --         --        --         --
                                       --------     -------    -------   -------    -------
Total from investment operations....      0.051       0.034      0.026     0.034      0.058
Less dividends and distributions:
 Dividends from net investment
 income.............................     (0.051)     (0.034)    (0.026)    (0.34)    (0.058)
 Distributions from net realized
 gains..............................         --          --         --        --         --
                                       --------     -------    -------   -------    -------
Total dividends and distributions...     (0.051)     (0.034)    (0.026)   (0.034)    (0.058)
                                       --------     -------    -------   -------    -------
Net asset value, end of period......     $1.000      $1.000     $1.000    $1.000     $1.000
                                       ========     =======    =======   =======    =======
Total Investment Return.............      +5.26%      +3.37%     +2.61     +3.48%     +6.00%
Ratios/Supplemental Data:
Net assets end of period (in
 thousands).........................    $21,848     $28,606    $16,222   $12,531    $20,493
Ratio of expenses to average net
 assets.............................       0.63%       0.59%      0.55      0.72%      0.59%
Ratio of net investment income
 (loss) to average net assets.......       5.15%       3.35%      3.16      4.20%      6.38%
Decrease reflected in above expense
 ratios due to advisory and
 administration fees waived.........       0.25%       0.25%      0.25%     0.25%      0.25%
                                       --------     -------    -------   -------    -------
Portfolio Turnover Rate.............         --          --         --        --         --

(1) From November 1, 1993 (commencement of operations) to November 30, 1993.
(2) Not annualized.
(3) Annualized.
(4) Calculated using weighted average shares outstanding.

                See accompanying Notes to Financial Statements.

KEY MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." Key Mutual Funds is a series company currently issuing capital stock of four different investment portfolios: SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund (the "Funds"). The Company has 250 million shares of $.01 par value capital stock authorized.
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

(a) INVESTMENT VALUATION: With respect to the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, securities traded on a national securities exchange or the Nasdaq National Market are valued at 4:00 p.m. New York time on each business day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and asked price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and asked price. Securities for which quotations are not readily available and any other assets are valued as determined in good faith under the supervision of the Board of Directors. The SBSF Money Market Fund values its portfolio securities at 12:00 p.m. New York time on each business day. Short-term investments with maturities of sixty days or less owned by the SBSF Fund, SBSF Convertible Securities Fund and SBSF Capital Growth Fund, as well as all investments in the SBSF Money Market Fund, are valued at amortized cost, which approximates market value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Funds on the ex-dividend date. The SBSF Money Market Fund declares dividends daily from net investment income; such dividends are paid monthly. The SBSF Convertible Securities Fund declares and pays dividends from net investment income quarterly. The SBSF Fund and SBSF Capital Growth Fund declare and pay dividends from net investment income semi-annually. With respect to each Fund, dividends from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

(d) EXPENSES: Assets, liabilities and operations are accounted for separately by each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to the several Funds are allocated among them in relation to the net assets of each Fund or on another reasonable basis.

(e) ORGANIZATIONAL EXPENSES: Costs incurred in connection with the organization of the SBSF Capital Growth Fund amounted to $29,638. Such amount is being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.
--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT ADVISORY AND ADMINISTRATION FEES

On January 18, 1995, Spears, Benzak, Salomon & Farrell, Inc., the Funds' investment adviser (the "Adviser") entered into a Share Exchange Agreement and Plan of Reorganization which provided for the subsequent acquisition of the Adviser by KeyCorp Asset Management Holdings, Inc. ("KAMHI"), on April 5, 1995. As a result of the acquisition, the Adviser became a wholly owned subsidiary of KAMHI, and an indirect wholly owned subsidiary of Society National Bank, N.A. and KeyCorp, a financial services company. This change of control of the

Adviser was deemed under the Act to be an assignment of the Investment Advisory Agreement between the Funds and the Adviser, which, in accordance with the terms of the Act, resulted in the termination of the Investment Advisory Agreement. At the Annual Meeting of Shareholders of the Funds held on March 29, 1995, the shareholders of each of the Funds approved a new Investment Advisory Agreement with the Adviser, which is substantially similar to, including the same fee schedules as, the Funds' previous agreements.

Fees incurred by the Funds, pursuant to the provisions of the Investment Advisory Agreement with the Adviser, are payable monthly and are computed based on the value of the average daily net assets of each Fund at the following annual rates:

           SBSF Fund.............................................   .75%
           SBSF Convertible Securities Fund......................   .75%
           SBSF Capital Growth Fund..............................   .75%
           SBSF Money Market Fund................................   .25%

The Investment Advisory Agreement further provides that if in any fiscal year the aggregate expenses of any Fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over a Fund, the Adviser, in its capacity as Adviser and Administrator, will reimburse that Fund for the excess expense to the extent required by such state laws. The Adviser discontinued its voluntary waiver of advisory fees for the SBSF Capital Growth Fund on October 1, 1995. During the year ended November 30, 1995, advisory fees incurred by the SBSF Capital Growth Fund amounted to $48,811, of which $38,420 were waived. During the year ended November 30, 1995, advisory fees incurred by the SBSF Money Market Fund amounted to $65,340, which were waived by the Adviser. The Adviser presently intends to continue to waive the advisory fees for the SBSF Money Market Fund.

Pursuant to an Administration Agreement, in consideration of its administration fee, the Adviser performs clerical, accounting, regulatory compliance and shareholder servicing for the Funds. The Adviser also provides the Funds with personnel to perform these functions, and performs such other services as the Funds may from time to time request. For the services rendered to the Funds and related expenses borne by the Adviser as Administrator, each Fund pays the Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at an annual rate of 0.25 of 1% of the first $50 million; 0.15 of 1% of the next $50 million; and 0.05 of 1% of such net assets in excess of $100 million. The administration fee incurred by the SBSF Capital Growth Fund amounted to $16,210 for the year ended November 30, 1995 and was voluntarily waived by the Adviser. On January 1, 1996, the Adviser discontinued its voluntary waiver of administration fees for the SBSF Capital Growth Fund.

(b) DIRECTORS' FEES: Fees of $7,500 per annum, and $750 per meeting, are paid to each director.

(c) DISTRIBUTION FEES: Pursuant to a plan adopted under Rule 12b-1 under the Act, the Funds are permitted to make distribution payments to brokers, dealers and others ("Participants") of up to 0.25% of the net asset value of shares of the Funds issued as a result of such Participants' sales efforts.
--------------------------------------------------------------------------------

NOTE 4 -- SECURITIES TRANSACTIONS

For the year ended November 30, 1995, the cost of purchases and the proceeds from sales of investment securities, excluding short-term securities, for the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, amounted to:

                                                                        PURCHASES          SALES
                                                                       -----------      -----------
           SBSF Fund:
             Stocks and bonds.......................................   $60,592,919      $67,106,084
             U.S. Government obligations............................     3,000,000        8,859,009
           SBSF Convertible Securities Fund:
             Stocks and bonds.......................................    29,914,140       21,664,001
             U.S. Government obligations............................     5,964,375        9,919,262
           SBSF Capital Growth Fund:
             Stocks.................................................     8,781,322        6,274,156

---------------------------------------------------------------------------------------------------

NOTE 5 -- FEDERAL INCOME TAX STATUS

It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no Federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

During the year ended November 30, 1995, the SBSF Capital Growth Fund utilized net capital loss carryovers of $90,518 which were offset against 1995 capital gain distributions. See Note 7. For the year ended November 30, 1995, the SBSF Capital Growth Fund reclassified its net investment loss of $14,224 from accumulated net investment loss to accumulated net realized gain.
--------------------------------------------------------------------------------
NOTE 6 -- RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

At an Annual Meeting of Shareholders held on March 29, 1995, the shareholders of the Funds voted "For" three proposals. A description of the proposals, including the voting results, is presented below:

  (1) Approval of a new Investment Advisory Agreement (see Note 3):

                                                      SHAREHOLDER VOTES
                                             -----------------------------------
                                                 FOR         AGAINST     ABSTAIN
                                             -----------     -------     -------
SBSF Fund................................      4,504,795      1,577       1,731
SBSF Convertible Securities Fund.........      3,203,947         83          --
SBSF Capital Growth Fund.................        430,857         --          --
SBSF Money Market Fund...................     19,433,375         --          --

  (2) Election of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and have qualified:

                                             SHAREHOLDER
                                                VOTES
                                             -----------
Edward P. Campbell
    For..................................     27,557,326
    Withheld.............................         19,039
Ted H. McCourtney, Jr.
    For..................................     27,573,278
    Withheld.............................          3,087
Eugene J. McDonald
    For..................................     27,573,278
    Withheld.............................          3,087
Frank A. Weil
    For..................................     27,573,278
    Withheld.............................          3,087
Leigh A. Wilson
    For..................................     27,557,326
    Withheld.............................         19,039

  (3) Ratification of the appointment of Price Waterhouse LLP as independent accountants to audit the accounts of the Funds for the fiscal year ended November 30, 1995:

                                             SHAREHOLDER
                                                VOTES
                                             -----------
For......................................     27,556,632
Against..................................          4,968
Abstain..................................         14,765

--------------------------------------------------------------------------------
NOTE 7 -- SUBSEQUENT EVENTS

DIVIDEND AND CAPITAL GAIN DISTRIBUTION:

On December 14, 1995, the Board of Directors declared the following dividends and distributions per share:

                                                                         SBSF               SBSF
                                                         SBSF         CONVERTIBLE          CAPITAL
                                                         FUND       SECURITIES FUND      GROWTH FUND
                                                        ------      ---------------      -----------
           Net investment income.....................   $0.042          $ 0.142            $    --
           Short-term capital gains..................    0.876            0.030              0.298
           Long-term capital gains...................    1.064            0.290                 --
                                                        ------          -------            -------
             Total Distribution......................   $1.982          $ 0.462            $ 0.298
                                                        ======          =======            =======

These dividends were paid on December 21, 1995 to shareholders of record as of December 19, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
and Shareholders of
Key Mutual Funds (SBSF Funds, Inc.):

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SBSF Fund, SBSF Convertible Securities Fund, SBSF Capital Growth Fund and SBSF Money Market Fund, (Key Mutual Funds (SBSF Funds, Inc.), hereafter referred to as the "Fund") at November 30, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
    -----------------------------
    PRICE WATERHOUSE LLP
    New York, New York
    January 17, 1996

                               BOARD OF DIRECTORS

                          EDWARD P. CAMPBELL, DIRECTOR
                       Director, Executive Vice President
                         and Chief Operating Officer of
                              Nordson Corporation
                                 Westlake, Ohio

                          EUGENE J. MCDONALD, DIRECTOR
                Executive Vice President for Asset Management of
             Duke University, and President of Duke Management Co.
                             Durham, North Carolina

                     FRANK A. WEIL, NON-EXECUTIVE CHAIRMAN
                    Chairman and Chief Executive Officer of
                            Abacus Associates, Inc.
                               New York, New York

                           LEIGH A. WILSON, PRESIDENT
                    Chairman and Chief Executive Officer of
                        Glenleigh International Limited
                               New York, New York




                                      LOGO

                                KEY MUTUAL FUNDS

                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Spears, Benzak, Salomon & Farrell, Inc.
                              45 Rockefeller Plaza
                            New York, New York 10111

                                    COUNSEL
                            Morrison & Foerster LLP
                            2000 Pennsylvania Avenue
                              Washington, DC 20006

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                   CUSTODIAN
                         KeyTrust Company of Ohio, N.A.
                               127 Public Square
                             Cleveland, Ohio 44114

                                 TRANSFER AGENT
                       Primary Funds Service Corporation
                                 P.O. Box 9742
                           Providence, RI 02940-9742

                                  DISTRIBUTOR
                            Concord Financial Group
                              125 West 55th Street
                            New York, New York 10019



                                      LOGO

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements:
      Included in Part A:
        Financial Highlights
      Included in Part B:
        Audited Financial Statements, including:
        Statements of Investments, November 30, 1995
        Statements of Assets and Liabilities, November 30, 1995
        Statements of Operations, November 30, 1995
        Statements of Changes in Net Assets for the years ended November 30, 1995 and 1994
        Financial Highlights
        Notes to Financial Statements
        Report of Independent Accountants dated January 17, 1996


  (b) Exhibits:


    EXHIBIT
     NUMBER        DESCRIPTION
    --------       ----
        1            -- Articles of Incorporation, as amended and supplemented
        2(a)         -- By-Laws.*
         (b)         -- By-Laws, as amended.*
        3            -- None.
        4            -- None.
        5(a)         -- Investment Advisory Agreement.*
         (b)         -- Investment Advisory Agreement, as amended.*
         (c)         -- Proposed Advisory Agreement.*
        6            -- None.
        7            -- None.
        8(a) (i)     -- Form of Custody Agreement.*
         (a) (ii)    -- Custody Agreement
         (b)         -- Form of Transfer Agency Agreement.*
        9(a)         -- Administration Agreement.*
         (b)         -- Administration Agreement, as amended.*
         (c)         -- Proposed Administration Agreement.*
       10            -- Opinion of Counsel.
       11            -- Consent of Independent Accountants.
       12            -- None.
       13            -- Investment Representation Letter.*
       14            -- None.
       15(a)         -- Distribution Plan pursuant to Rule 12b-1.*
         (b)         -- Distribution Plan pursuant to Rule 12b-1, as amended.*
         (c)         -- Distribution Plan pursuant to Rule 12b-1, as amended.
       16            -- Not Applicable.


---------------

* Previously filed.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  No person is controlled by or under common control with Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


  Number of Record Holders as of November 30, 1995: SBSF Fund 1,074 record holders; SBSF Convertible Securities Fund 454 record holders; SBSF Capital Growth Fund 273; and SBSF Money Market Fund 257 record holders.


ITEM 27.  INDEMNIFICATION.

  The Corporation shall indemnify directors, officers, employees and agents of the Corporation against judgments, fines, settlements and expenses (including attorney's fees) to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, except that such indemnification will not be permitted if, in the opinion of the Board of Directors, such indemnification would be inconsistent with the position of the staff of the Securities and Exchange Commission (the "Commission") in its interpretive releases relating to matters of indemnification, including Investment Company Act Release No. 11330 (September 4, 1980) for so long as such releases remain the position of the staff of the Commission. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  See information set forth under the caption "Investment Adviser" in the Prospectus and the Statement of Additional Information.

  The information with respect to the directors and officers of Spears, Benzak, Salomon & Farrell, Inc. is as follows:


                                                                                                    (3)
                                                         (2)                                 OTHER SUBSTANTIAL
           (1)                                      POSITION WITH                          BUSINESS, PROFESSION,
          NAME                                    INVESTMENT ADVISER                      VOCATION OR EMPLOYMENT
-------------------------   -------------------------------------------------------------------------------------
William G. Spears           Chairman and Managing Director                                         None
Louis R. Benzak             Vice Chairman and Managing Director                                    None
Richard E. Salomon          President and Managing Director                                        None
Vincent DeP. Farrell, Jr.   Executive Vice President and Managing Director                         None
Charles G. Crane            Sr. Vice President, Director of Research and Managing Director
Richard J. Buoncore         Sr. Vice President, Chief Financial Officer and Managing               None
                              Director
Lisa B. Tuckerman           Sr. Vice President and Managing Director                               None
Harold Wright               Vice President                                                         None
Kathleen McLaughlin         Vice President                                                         None
John N. Daly                Vice President                                                         None
Michael R. Parker           Vice President, General Counsel and Secretary                          None
Christopher J. Brown        Vice President                                                         None
Vicki Jacobs-Jones          Vice President                                                         None
Christopher C. Grisanti     Vice President                                                         None
Paul Weinberg               Vice President                                                         None
Alan J. Puklin              Vice President                                                         None
Robert L. Bunnen, Jr.       Vice President                                                         None
Mark D. Fitzpatrick         Vice President                                                         None
M. John Johnson             Vice President                                                         None
Meera K. Mayer              Vice President                                                         None
Anthony Meeker              Vice President                                                         None

                                                                    (3)
                                        (2)                  OTHER SUBSTANTIAL
           (1)                     POSITION WITH           BUSINESS, PROFESSION,
          NAME                  INVESTMENT ADVISER        VOCATION OR EMPLOYMENT
-------------------------    -------------------------    -----------------------
Paul D. Neidhardt            Vice President
Barbara Bailey               Vice President
Michael S. Cobb              Vice President
Henry K. Coerdt              Vice President
W. David McShane             Vice President
David P. Nelson              Vice President
Deborah A. Pildner           Vice President
Jane A. Thornburgh           Vice President
Joanne Hassett               Assistant Vice President
Ellen L. Johnson             Assistant Vice President
Judith A. Wolsky             Assistant Vice President
Stacy L. Bauer               Assistant Secretary
James D. Kacic               Assistant Treasurer


ITEM 29.  PRINCIPAL UNDERWRITERS. -- NOT APPLICABLE.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.


  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of Key Trust Company of Ohio, N.A., 127 Public Square, Cleveland, Ohio, 44114, Primary Funds Service Corporation, P.O. Box 9742, Providence, Rhode Island, 02940 and the Fund, 45 Rockefeller Plaza, New York, New York 10111.


ITEM 31.  MANAGEMENT SERVICES.

  Other than as set forth under the captions "Investment Adviser" and "Administrator" in Parts A and B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

  (a) Not applicable.
  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued, containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Columbus, and State of Ohio, on the 31st day of January, 1996.



                                        SBSF FUNDS, INC.



                                        By                   *


                                         Leigh A. Wilson

                                         President


                                        By /s/ Scott A. Englehart


                                         Scott A. Englehart


                                         *Attorney-in-Fact



  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following individuals in the capacities indicated on the date indicated.



                 SIGNATURE                                        TITLE                              DATE
--------------------------------------------   --------------------------------------------    -----------------
                       *                       President and Director                          January 31, 1996
  Leigh A. Wilson                              (Principal Executive Officer)
                       *                       Director                                        January 31, 1996
  Eugene J. McDonald
                       *                       Non-Executive Chairman and Director             January 31, 1996
  Frank A. Weil
                       *                       Director                                        January 31, 1996
  Edward P. Campbell
                       *                       Treasurer (Principal Financial                  January 31, 1996
  Martin R. Dean                               Officer and Principal Accounting Officer)
  /s/ Scott A. Englehart
  Scott A. Englehart
  *Attorney-in-Fact

                               INDEX TO EXHIBITS


             EXHIBIT NO.                                   DESCRIPTION OF EXHIBIT
-------------------------------------   ------------------------------------------------------------
EX-27.1 SBSF FUND                       Financial Data Schedule
EX-27.2 SBSF MM FUND                    Financial Data Schedule
EX-27.3 SBSF CNVS FD                    Financial Data Schedule
EX-27.4 SBSF CPGT FD                    Financial Data Schedule
EX-99.B1                                Articles of Incorporation, as amended and supplemented
EX-99.B8(A)(ii)                         Custody Agreement
EX-99.B10                               Opinion of Counsel
EX-99.B11                               Consent of Independent Accountants
EX-99.B15(C)                            Distribution Plan pursuant to Rule 12b-1, as amended